As filed electronically with the Securities and Exchange Commission on January 31, 2008.

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Registration No. 033-00507
Pre-Effective Amendment No.
Post-Effective Amendment No. 71
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
1940 Act File No. 811-04419
Amendment No. 72
(Check appropriate box or boxes.)
AEGON/Transamerica Series Trust
(Exact Name of Registrant as Specified in Charter)
570 Carillon Parkway, St. Petersburg, Florida 33716
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (727) 299-1800
Dennis P. Gallagher, Esq. 570 Carillon Parkway St. Petersburg, Florida 33716
(Name and Address of Agent for Service)
Approximate date of proposed public offering:
It is proposed that this filing will become effective:
☐    60 days after filing pursuant to paragraph (a) (1) of Rule 485.
☐    75 days after filing pursuant to paragraph (a) (2) of Rule 485.
☑    On May 1, 2008 pursuant to paragraph (a) (1) of Rule 485.
☐    On (Date) pursuant to paragraph (a) (2) of Rule 485.
☐    Immediately upon filing pursuant to paragraph (b) of Rule 485.
        On                      pursuant to paragraph (b) of Rule 485.
If appropriate, check the following box:
☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Amendment to the Registration Statement of AEGON/Transamerica Series Trust relates only to Transamerica Index 50 VP and Transamerica Index 75 VP. The prospectus and statement of additional information for the other series of AEGON/Transamerica Series Trust, as previously filed with the Securities and Exchange Commission, are incorporated herein by reference.
Effective May 1, 2008, AEGON/Transamerica Series Trust will become Transamerica Series Trust.

2

PROSPECTUS
TRANSAMERICA SERIES TRUST
(FORMERLY, AEGON/TRANSAMERICA SERIES TRUST)
May 1, 2008
TRANSAMERICA INDEX 50 VP
TRANSAMERICA INDEX 75 VP
As with all fund prospectuses, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

	TRANSAMERICA SERIES TRUST

Information about each portfolio you should know before investing.	i	Investor Information Individual Portfolio Descriptions

	TI50-1 Transamerica Index 50 VP
	TI75-1 Transamerica Index 75 VP

	ADDITIONAL INFORMATION — ALL PORTFOLIOS

Additional information	1	Management
regarding Transamerica	2	Other Information
Series Trust portfolios.

	FOR MORE INFORMATION

Where to learn more	Appendix A	Explanation of Strategies and Risks
about each portfolio.	Appendix B	Description of Certain Underlying Funds/
		Portfolios
		Back Cover

Investor Information

OVERVIEW
Transamerica Series Trust (“Trust” or “TST”), formerly known as AEGON/Transamerica Series Trust, currently offers several investment portfolios, including Transamerica Index 50 VP and Transamerica Index 75 VP. The Trust is an open-end management investment company, more commonly known as a mutual fund.
Shares of the portfolios are currently intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies (“Life Insurance Policy” or “Life Insurance Policies”) and individual and group variable annuity contracts (“annuity contract” or “annuity contracts”). Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.
INVESTMENT CONSIDERATIONS
•	Each portfolio has its own investment strategy and risk profile. Each portfolio’s investment objective may change without investor approval.
•	No single portfolio should be a complete investment program; consider diversifying your portfolio choices.
•	You should evaluate each portfolio in relation to your personal financial situation, investment goals, and each portfolio’s investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board without approval of shareholders or Policyowners.
RISKS
•	There can be no assurance that any portfolio will achieve its investment goal or objective.
•	Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.
•	All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investment goals.
•	Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.
•	Past performance does not necessarily indicate future results.
More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the portfolios’ Statement of Additional Information (SAI).
TO HELP YOU UNDERSTAND
In this prospectus, you’ll see references like the ones below. These references let you know at a glance the subject of the nearby paragraphs. The references serve as tools for your convenience and to assist you as you read this prospectus.
OBJECTIVE
This reference directs you to each portfolio’s goal or objective.
PRINCIPAL INVESTMENT STRATEGIES
This reference indicates discussion about each portfolio’s principal investment strategies.
LIST OF UNDERLYING PORTFOLIOS
What are the underlying portfolios in which the portfolios may invest? See the list of all underlying portfolios.
PRIMARY RISKS
This reference indicates the primary risks of investing in the portfolios.

i

Investor Information

PAST PERFORMANCE
This reference indicates investment performance.
EXPENSES
This reference provides information on the fees and expenses of the portfolios.
MANAGEMENT
This reference provides information about portfolio management.
Please note: The names, investment objectives, and policies of certain portfolios may be similar to the names, investment objectives and policies of other portfolios/funds that are managed by the same sub-adviser. The investment results of the Trust’s portfolios may be higher or lower than the results of those portfolios/funds. There is no assurance, and no representation made, that the investment results of any of the Trust’s portfolios will be comparable to any other portfolio/fund.

ii

Transamerica Index 50 VP

OBJECTIVE

This portfolio seeks to balance capital appreciation and income.
PRINCIPAL INVESTMENT STRATEGIES

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds (ETFs) and/or Institutional Mutual Funds.
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
•	Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that investment primarily in bonds.
•	The portfolio’s sub-adviser AEGON USA Investment Management, LLC (“AUIM”), decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles.
•	The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.
It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.
The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval. Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment adviser, will closely monitor the selection of the underlying ETFs and the performance of AUIM.
As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.
LIST OF UNDERLYING ETFs

This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus.
•	Vanguard® Extended Market ETF
•	Vanguard® Emerging Markets ETF
•	Vanguard® Europe Pacific ETF
•	Vanguard® European ETF
•	Vanguard® FTSE All-World ex-US ETF
•	Vanguard® Growth ETF
•	Vanguard® Intermediate-Term Bond ETF
•	Vanguard® Large-Cap ETF
•	Vanguard® Long-Term Bond ETF
•	Vanguard® Mega Cap 300 ETF
•	Vanguard® Mega Cap 300 Value ETF
•	Vanguard® Mega Cap 300 Growth ETF
•	Vanguard® Mid-Cap ETF
•	Vanguard® Mid-Cap Growth ETF
•	Vanguard® Mid-Cap Value ETF
•	Vanguard® Pacific ETF
•	Vanguard® Short-Term Bond ETF
•	Vanguard® Small-Cap ETF
•	Vanguard® Small-Cap Growth ETF
•	Vanguard® Small-Cap Value ETF
•	Vanguard® Total Bond Market ETF
•	Vanguard® Value Cap ETF
PRIMARY RISKS

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below — see the description of the underlying ETFs in Appendix B).
UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can

TI50VP-1

Transamerica Index 50 VP

fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
ASSET ALLOCATION
The portfolio’s investment sub-adviser, AUIM, allocates the portfolio’s assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses.
STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.
FIXED-INCOME SECURITIES
Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.
FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.
You may lose money if you invest in this portfolio.
These and other risks of the underlying ETFs are also described in the section entitled “Explanation of Strategies and Risks,” in Appendix A of this prospectus.
LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES
The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.
TEMPORARY DEFENSIVE STRATEGIES
In response to unfavorable market and other conditions, the portfolio may deviate from its asset allocation range for temporary defensive purposes. These temporary strategies would be inconsistent with the portfolio’s investment objective and principal investment strategies and may adversely affect the portfolio’s ability to achieve its investment objective.
DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

TI50VP-2

Transamerica Index 50 VP

PAST PERFORMANCE

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.
EXPENSES

When you use this portfolio to fund your life insurance policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio’s share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.
FEE TABLE

Annual portfolio operating
expenses(a)
(expenses that are deducted from
portfolio assets)

	Initial		Service
% of average daily net assets	Class		Class

Management fees	0.32%		0.32%
Rule 12b-1 fees	0.00	%(b)	0.25%
Other expenses	0.05%		0.05%
Acquired Fund Fees and Expenses	0.11%		0.11%
Total(c)	0.48%		0.73%
Expense reduction(d)	0.00%		0.00%
Net operating expenses(c)	0.48%		0.73%

(a)	Annual portfolio operating expenses are based on estimates.

(b)	The Trust’s Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio’s average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c)	Fund operating expenses will not correlate to the ratios of expenses to average net assets in the financial highlights table, which will not include acquired (i.e., underlying) funds’ fees and expenses.

(d)	Contractual arrangements with Transamerica Asset Management, Inc. (“TAM”), through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e. underlying) funds’ fees and expenses and extraordinary expenses.
EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. It assumes the portfolio’s operating expenses (after giving effect to the contractual waiver and/or reimbursement in effect through April 30, 2009 remain the same. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.
The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts. If those were included, the costs would be higher.

Share Class	1 year	3 years
Initial Class	$49	$154
Service Class	$75	$233
MANAGEMENT

Investment Adviser:
Transamerica Asset Management, Inc. (“TAM”)
(formerly, Transamerica Fund Advisors, Inc.)
570 Carillon Parkway
St. Petersburg, FL 33716-1202
Advisory Fee:
TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

TI50VP-3

Transamerica Index 50 VP

Sub-Adviser:
AEGON USA Investment Management, LLC
4333 Edgewood Road, NE
Cedar Rapids, Iowa 52499
Sub-Advisory Fee:
The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.
A discussion regarding the basis of the Trust’s Board of Trustees’ approval of the portfolio’s advisory arrangements will be available in the Trust’s semi-annual report for the fiscal period ending June 30, 2008.
Portfolio Manager:
Jeff Whitehead, CFA, is a Senior Vice President and Senior Portfolio Manager at AEGON USA Investment Management, LLC, the firm responsible for managing a significant portion of AUIM’s $120+ billion general account investment portfolio. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON’s fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.
Prior to joining AEGON in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm.
Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in Mathematics from the University of Massachusetts in 1986, and the right to use the Chartered Financial Analyst designation in 1995.
The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the portfolio.
FINANCIAL HIGHLIGHTS

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

TI50VP-4

Transamerica Index 75 VP

OBJECTIVE

The portfolio seeks capital appreciation as a primary objective and income as a secondary objective
PRINCIPAL INVESTMENT STRATEGIES

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds (ETFs) and/or Institutional Money Funds.
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
•	Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds.
•	The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”) decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global market’s current valuations, and other global economic factors..
•	The sub-adviser may periodically adjust its allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.
It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.
The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval. Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment adviser, will closely monitor the selection of the underlying ETFs and the performance of AUIM
As a consequence of its investment strategies and policies, the portfolio may be a significant.
LIST OF UNDERLYING ETFs

This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives, principal investment strategies and risks, please refer to Appendix B of this prospectus.
VANGUARD UNDERLYING ETFS:
•	Vanguard® Extended Market ETF
•	Vanguard® Emerging Markets ETF
•	Vanguard® Europe Pacific ETF
•	Vanguard® European ETF
•	Vanguard® FTSE All-World ex-US ETF
•	Vanguard® Growth ETF
•	Vanguard® Intermediate-Term Bond ETF
•	Vanguard® Large-Cap ETF
•	Vanguard® Long-Term Bond ETF
•	Vanguard® Mega Cap 300 ETF
•	Vanguard® Mega Cap 300 Value ETF
•	Vanguard® Mega Cap 300 Growth ETF
•	Vanguard® Mid-Cap ETF
•	Vanguard® Mid-Cap Growth ETF
•	Vanguard® Mid-Cap Value ETF
•	Vanguard® Pacific ETF
•	Vanguard® Short-Term Bond ETF
•	Vanguard® Small-Cap ETF
•	Vanguard® Small-Cap Growth ETF
•	Vanguard® Small-Cap Value ETF
•	Vanguard® Total Bond Market ETF
•	Vanguard® Value Cap ETF
PRIMARY RISKS

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below — see the description of the underlying ETFs in Appendix B).
UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the

TI75VP-1

Transamerica Index 75 VP

underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF share may not develop or be maintained; or (iii) trading of an ETF share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
ASSET ALLOCATION
The portfolio’s investment sub-adviser, AUIM, allocates the portfolio’s assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses.
STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks. With approximately 75% of its assets allocated to equities, the portfolio is more subject to stock market risk than is the Vanguard Index 50 VP.
FIXED-INCOME SECURITIES
Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.
FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.
You may lose money if you invest in this portfolio.
These and other risks of the underlying ETFs are also described in the section entitled “Explanation of Strategies and Risks,” in Appendix A of this prospectus.
LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES
The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trademark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.
TEMPORARY DEFENSIVE STRATEGIES
In response to unfavorable market and other conditions, the portfolio may deviate from its asset allocation range for temporary defensive purposes. These temporary strategies would be inconsistent with the portfolio’s investment objective and principal investment strategies and may adversely affect the portfolio’s ability to achieve its investment objective.

TI75VP-2

Transamerica Index 75 VP

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
PAST PERFORMANCE

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.
EXPENSES

When you use this portfolio to fund your life insurance policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio’s share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.
FEE TABLE

Annual portfolio operating
expenses(a)
(expenses that are deducted from
portfolio assets)

	Initial		Service
% of average daily net assets	Class		Class

Management fees	0.32%		0.32%
Rule 12b-1 fees	0.00	%(b)	0.25%
Other expenses	0.05%		0.05%
Acquired Fund Fees and Expenses	0.11%		0.11%
Total(c)	0.48%		0.73%
Expense reduction(d)	0.00%		0.00%
Net operating expenses(c)	0.48%		0.73%

(a)	Annual portfolio operating expenses are based on estimates.

(b)	The Trust’s Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio’s average daily net assets are attributable to Initial Class Shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c)	Fund operating expenses will not correlate to the ratios of expenses to average net assets in the financial highlights table, which will not include acquired (i.e., underlying) funds’ fees and expenses.

(d)	Contractual arrangements with Transamerica Asset Management, Inc. (“TAM”), through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired funds’ fees and expenses and extraordinary expenses.
EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. It assumes the portfolio’s operating expenses (after giving effect to the contractual waiver and/or reimbursement in effect through April 30, 2009 remain the same. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.
The example does not include any fees or charges which are, or may be, imposed under the life insurance policies or the annuity contracts. If those were included, the costs would be higher.

Share Class	1 year	3 years
Initial Class	$49	$154
Service Class	$75	$233
MANAGEMENT

Investment Adviser:
Transamerica Asset Management, Inc. (“TAM”)
(formerly, Transamerica Fund Advisors, Inc.)
570 Carillon Parkway

TI75VP-3

Transamerica Index 75 VP

St. Petersburg, FL 33716-1202
Advisory Fee:
TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.
Sub-Adviser:
AEGON USA Investment Management, LLC
4333 Edgewood Road, NE
Cedar Rapids, Iowa 52499
Sub-Advisory Fee:
The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.
A discussion regarding the basis of the Trust’s Board of Trustees’ approval of the portfolio’s advisory arrangements will be available in the Trust’s semi-annual report for the fiscal period ending June 30, 2008.
Portfolio Manager:
Jeff Whitehead, CFA, is A Senior Vice President and Senior Portfolio Manager at AEGON USA Investment Management, LLC, the firm responsible for managing a significant portion of AUIM’s $120+ billion general account investment portfolio. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON’s fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.
Prior to joining AEGON in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm.
Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in Mathematics from the University of Massachusetts in 1986, and the right to use the Chartered Financial Analyst designation in 1995.
The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the portfolio.
FINANCIAL HIGHLIGHTS

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

TI75VP-4

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REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust’s investment adviser, Transamerica Asset Management, Inc. (TAM), the investment adviser for the Trust and certain affiliates and former employees of TAM, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TAM and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TAM and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TAM and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TAM will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.
TAM and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.
MANAGEMENT

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios’ assets by the investment adviser and the sub-adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.
TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into a sub-advisory agreement with the portfolios’ sub-adviser. TAM also monitors the sub-adviser’s buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.
TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect, wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.
TAM and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled “Other Distribution Arrangements” in this prospectus.
The Trust has received an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits the Trust and its investment adviser, TAM, subject to certain conditions, with the approval of the Board of Trustees, but without the approval of shareholders, to:
(1)	employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)	materially change the terms of any sub-advisory agreement; and
(3)	continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.
In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.
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Expense Reimbursement
TAM has entered into an expense limitation agreement with the Trust on behalf of each portfolio, pursuant to which TAM has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio’s then-current prospectus and SAI. The Trust, on behalf of the portfolios, will at a later date, reimburse TAM for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio’s expense ratio does not exceed the expense cap. Additional information is available in the SAI, which is available without charge upon request. See the back cover of this prospectus for information on how to order the SAI.
In the discussions of the individual portfolios included in this prospectus, you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available without charge upon request. See the back cover of this prospectus for information on how to order the SAI.
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior notice before making changes to such a policy.
OTHER INFORMATION

Share Classes
The Trust has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class through April 30, 2009. The Trust reserves the right to pay such fees after that date.
Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.
Purchase and Redemption of Shares
As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and life insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.
Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. However, certain sales or other charges may apply to the life insurance policies or annuity contracts, as described in the product prospectus. Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request in good order. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares, to reorganize, or to cease investment operations entirely.
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Valuation of Shares
The NAV of all portfolios is determined on each day the New York Stock Exchange (NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally, New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.
Orders for shares of the Transamerica Index 50 VP and Transamerica Index 75 VP (together, the “asset allocation funds”) and other fund of funds portfolios of the Trust and corresponding orders for shares of the underlying portfolios/funds, in which they invest are priced on the same day when orders for shares are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders generally will receive that day’s NAV.
How NAV Is Calculated
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.
The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the fund’s NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.
In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE [Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios’ Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for
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which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with each underlying portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an underlying portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the underlying portfolio determines its NAV.
Dividends and Distributions
Each portfolio intends to distribute substantially all of its net investment income, if any, annually. Capital gains distributions are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.
Taxes
Each portfolio will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio’s intention to distribute all such income and gains.
Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Generally, holders of those contracts will not be subject to current taxation on distributions from the portfolio to the separate account.
Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements.
Each portfolio intends to comply with those diversification requirements so that owners of the contracts invested in the portfolio should not be subject to current federal tax on distributions of dividends and income from a portfolio to the insurance company’s separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts and income for prior periods with respect to these contracts could also be taxable.
The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the life insurance policies and annuity contracts.
Distribution and Service Plans
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street,
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Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Other Distribution and Service Arrangement
The insurance companies that selected the Trust portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM. The Transamerica Insurance Companies, TCI, and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the Trust portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the Trust portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.
In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios’ shares). In certain cases, these payments may be significant.
The foregoing arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing is not an expense of the portfolios, and thus, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.
Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.
Investors may be able to obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.
Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide
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incentive for the insurers and other intermediaries to make the portfolios’ shares available to current or prospective variable contract owners to the detriment of other investment options.
Market Timing and Disruptive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager’s ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio’s investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.
THE BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.
The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolio’s policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably believes to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.
While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios’ ability to apply their restrictions against market timing and disruptive trading. The portfolios’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies’ ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a
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given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.
Reallocations in underlying portfolios by the asset allocation funds in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.
IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.
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APPENDIX A
EXPLANATION OF STRATEGIES AND RISKS
HOW TO USE THIS SECTION
In the discussion of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI without charge
DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio’s assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.
The portfolios qualify as diversified funds under the 1940 Act.
ASSET ALLOCATION FUNDS
The asset allocation funds’ Portfolio Construction Manager allocate each asset allocation fund’s assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.
FUND OF ETFs
A portfolio’s sub-adviser allocate+ each portfolio’s assets among an underlying ETF. These allocations may not be successful. For example, the underlying ETFs may underperform other portfolios or investment options, or the portfolio may be underweighted in underlying ETFs that are enjoying significant returns and overweighted in underlying ETFs that are suffering from significant declines.
UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund’s ability to achieve its objective depends largely on the performance of the underlying funds/portfolios in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio’s performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund’s investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation fund or an underlying fund/portfolio.
UNDERLYING ETFs
A portfolio is subject to the effects of the business and regulatory developments that affect the underlying ETFs and the investment company industry generally. A portfolio’s ability to achieve its objective depends largely on the performance of the underlying ETFs in which it invests, a pro rata portion of whose operating expenses the portfolio bears. Each underlying ETFs performance, in turn, depends on the particular securities in which that underlying ETF invests. Accordingly, each portfolio is subject indirectly to all the risks associated with its underlying ETF. These risks include the risks described herein. In addition, a portfolio may own a significant portion of the shares of the underlying ETF in which it invests. Transactions by a portfolio may be disruptive to the management of these underlying ETFs, which may experience large inflows or redemptions of assets as a result. A portfolio’s investment may have an impact on the operating expenses of the underlying ETF and may generate or increase the levels of taxable returns recognized by the portfolio or an underlying ETF.
INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long-term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of the portfolio’s investments in the portfolio will go up and down.
INVESTING IN PREFERRED STOCKS
Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See “Investing in Bonds” below.)
INVESTING IN CONVERTIBLE SECURITIES
Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company’s common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.
VOLATILITY
The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.
INVESTING IN BONDS
Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:
•	CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.
•	LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.
•	DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond’s term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.
•	DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody’s Investors Service (Moody’s) and Standard & Poor’s Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond’s rating. This is virtually certain to cause the bond to drop in price.
•	LOW QUALITY. High-yield/high-risk securities (commonly known as “junk bonds”) have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

•	LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may “dry up.” In that case, the bond may be hard to sell or “liquidate” (convert to cash).
INVESTING IN FOREIGN SECURITIES
Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:
•	CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency’s value drops relative to the dollar, the value of your shares could drop, too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country’s overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.
•	CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio’s investments in foreign currency-denominated securities may reduce the returns of that portfolio.
•	DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.
•	LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.
•	LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.
•	MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.
•	LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.
•	SETTLEMENT DELAYS. “Settlement” is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.
•	HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio’s custodian for holding shares are higher for foreign securities than those of domestic securities.
•	VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.
•	POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.
•	DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.
•	HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio’s currency exposure from one currency to another removes the portfolio’s opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.
•	EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.
INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:
DERIVATIVES: Certain portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.
The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.
A portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:
•	MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
•	CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
•	LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
•	LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.
•	LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A portfolio’s ability to use derivatives may be limited by certain regulatory and tax considerations.
•	MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a portfolio’s interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.
Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio’s use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.
INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.
INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio’s securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the portfolio’s limitations on investing in illiquid securities. If a portfolio’s manager makes the incorrect prediction, the opportunity for loss can be magnified.
INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios may invest in “fixed-income instruments,” which as used in this prospectus include, among others:
•	Securities issued or guaranteed by the U.S. Government, its agencies or government-

sponsored enterprises (“U.S. Government Securities”);

•	Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	Mortgage-backed and other asset-backed securities;

•	Inflation-indexed bonds issued both by governments and corporations;

•	Structured notes, including hybrid or “indexed” securities, event-linked bonds;

•	Loan participations and assignments;

•	Delayed funding loans and revolving credit facilities;

•	Bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	Repurchase agreements and reverse repurchase agreements;

•	Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•	Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

•	Obligations of international agencies or supranational entities.
The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
•	Fluctuations in market value;
•	Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;
•	Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;
•	Issuers defaulting on their obligations to pay interest or return principal.
Some portfolios may invest in derivatives based on fixed-income instruments.
INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.
INVESTING IN MASTER LIMITED PARTNERSHIP (MLPs)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a portfolio and affect the holding period of a portfolio’s assets.
INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.
VARIABLE RATE DEMAND INSTRUMENT
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.
CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.
INVESTING IN SMALL — OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio’s investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at lower prevailing interest rates.
INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:
•	Declining real estate value;
•	Risks relating to general and local economic conditions;
•	Over-building;
•	Increased competition for assets in local and regional markets;
•	Increases in property taxes;
•	Increases in operating expenses or interest rates;
•	Change in neighborhood value or the appeal of properties to tenants;
•	Insufficient levels of occupancy;
•	Inadequate rents to cover operating expenses.
The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financial available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.
INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)
Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.
INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as “syndicated bank loans” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio’s liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investments in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.
INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in “special situations” from time to time. Special situations arise when, in the opinion of a portfolio manager, a company’s securities may be undervalued, then potentially increase considerably in price, due to:
•	A new product or process;
•	A management change;
•	A technological breakthrough;
•	An extraordinary corporate event; or
•	A temporary imbalance in the supply of, and demand for, the securities of an issuer.
Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio’s investment in a situation.
PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager’s ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio’s ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in a short-term capital gains, which are taxed as ordinary income to shareholders.
COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio’s objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation funds may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.
SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.
IPOs
Initial Public Offerings (IPOs) are subject to specific risks which include, among others:
•	High volatility;
•	No track record for consideration;
•	Securities are less liquid, and
•	Earnings are less predictable.
TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some portion or all of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position, it may not be able to achieve its investment objective.
INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio’s shares may fluctuate more than shares of a portfolio investing in a broader range of industries.
SHORT SALES
A portfolio may sell securities “short against the box.” A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is “against the box” if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.
SWAPS AND SWAP-RELATED PRODUCTS
A portfolio’s sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.
•	COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

•	INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objective. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

•	CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.
ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the “1933 Act”). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.
INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.
ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust’s Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

APPENDIX B
Description of Certain Underlying ETFs
This section describes the underlying ETFs in which some or all of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled “Explanation of Strategies and Risks,” in Appendix A of this prospectus.
VANGUARD UNDERLYING ETFS:
Vanguard® Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks. The ETF employs a “passive management” — or indexing-investment approach designed to track the performance of the Standard & Poor’s Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of its Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stock. The primary risks of investing in this underlying ETF are stock market risk and investment style risk.
Vanguard® Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a “passive management” — or indexing-investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 840 common stocks of companies located in emerging markets around the world. As of a recent date, the largest markets covered in the Index were South Korea, Taiwan, Brazil, China and Russia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, emerging markets risk and currency risk.
Vanguard® Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley International® Europe, Australasia, Far East (MSCI®EAFE®) Index, which is made up of approximately 1,164 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to “sample” the Index, aiming to closely track its investment performance. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.
Vanguard® European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a “passive management” — or indexing—investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International® (MSCI®) Europe Index. The MSCI Europe Index is made up of approximately 603 common stocks of companies located in 16 European countries — mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.
Vanguard® FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a “passive management” — or indexing—investment approach designed to track the performance of the FTSE® All-World ex-US Index, a free-floating-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,200 stocks of companies located in 47 countries, including both developed and emerging markets. As of a recent date, the largest markets covered in the Index were United Kingdom, Japan, France, Germany, and Switzerland. The ETF typically holds 1, 200 — 1,300 stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of approximate the full Index terms of key characteristics. The primary risks of investing in this underlying ETF are: stock market risk and country risk.

Vanguard® Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a “passive management” — or — indexing-investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.
Vanguard® Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing-investment approach designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of a recent date, was 7.5 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.
Vanguard® Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a “passive management” — or indexing—investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially or, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.
Vanguard® Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing-investment approach designed to track the performance of the Lehman Brothers Government/Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years and, as of a recent date, was 20.1 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.
Vanguard® Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing-investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®) US Large-Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.
Vanguard® Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing-investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.
Vanguard® Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a “passive management” — or indexing-investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.
Vanguard® Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a “passive management” — or indexing-investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.
Vanguard® Mid-Cap Growth seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a “passive management” — or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.
Vanguard® Mid-Cap Value seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a “passive management” — or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.
Vanguard® Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a “passive management” — or indexing-investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 562 common stocks of companies located Japan, Australia, Hong Kong, and Singapore (As of a recent date the largest markets in the Index were Japan and Australia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.
Vanguard® Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar weighted average maturity. The ETF employs a “passive management” — or indexing-investment approach designed to track the performance of the Lehman Brothers 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment grade international dollar-denominated bonds, that have maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. Under normal circumstances, the ETF’s dollar-weighted average maturity is not expected to exceed 3 years. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years, and as of a recent date was 2.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk and credit risk.
Vanguard® Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.

The ETF employs a “passive management” — or indexing-investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.
Vanguard® Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” — or indexing-investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.
Vanguard® Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a “passive management” — indexing-investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.
Vanguard® Total Bond Market seeks to track the performance of a broad, market-weighted bond index. The ETF employs a “passive management” — or indexing-investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States — including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities-all with maturities of more than 1 year. The primary risks of investing in this underlying ETF are stock market risk and investment style risk
Vanguard® Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a “passive management” — or indexing-investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Transamerica Series Trust
www.transamericaseriestrust.com
ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information (SAI), dated May 1, 2008, which is incorporated by reference into this prospectus, and will also be contained in the Trust’s annual and semi-annual reports to shareholders when available. In the portfolios’ annual reports, when available, you will find a discussion of the market conditions, and investment strategies that significantly affected the portfolios’ performance during the reported fiscal years.
You may also call 1-800-851-9777 to request this additional information about the Trust without charge or to make shareholder inquiries.
Other information about these portfolios has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the portfolios (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Information may be obtained, upon payment of a duplicating fee by, writing the Public Reference Section of the Commission, 100 F Street, NE, Room 1580, Washington D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.
Reports and other information about the Trust are also available on the Commission’s Internet site at http://www.sec.gov. (Transamerica Series Trust File No. 811-04419.)
For more information about these portfolios, you may obtain a copy of the SAI or the annual or semi-annual reports, without charge, or to make other inquiries about the Trust, call the number listed above.
Transamerica Series Trust File No. 811-04419

SAI
TRANSAMERICA SERIES TRUST
(FORMERLY, AEGON/TRANSAMERICA SERIES TRUST)
Transamerica Index 50 VP
Transamerica Index 75 VP
May 1, 2008
STATEMENT OF ADDITIONAL INFORMATION
Transamerica Index 50 VP and Transamerica Index 75 VP are each a series of Transamerica Series Trust (the “Trust” or “TST”), an open-end management investment company that offers a selection of investment funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of the portfolios, dated May 1, 2008, as it may be further supplemented from time to time. You may obtain a copy free of charge by calling 1-800-851-9777. This SAI contains more detailed information about the Trust’s operations and activities than that set forth in the prospectus. The portfolios’ Annual Report to Policyowners will be available once the portfolios have completed their first annual period.
Investment Adviser:
TRANSAMERICA ASSET MANAGEMENT, INC.
(FORMERLY, TRANSAMERICA FUND ADVISORS, INC.)
The date of the prospectus to which this Statement of Additional Information relates is May 1, 2008 and the date of this Statement of Additional Information is May 1, 2008, as supplemented or revised from time to time.

TRANSAMERICA SERIES TRUST
Information about each portfolio you should know before investing
PLEASE NOTE: Please refer to your product prospectus for a listing of the portfolios that are offered through the product you have purchased.
FUND ORGANIZATION
INVESTMENT OBJECTIVES
FUNDAMENTAL INVESTMENT RESTRICTIONS
Individual Portfolio Information

TI50VP-1	Transamerica Index 50 VP
TI75VP-1	Transamerica Index 75 VP

ADDITIONAL INFORMATION — ALL PORTFOLIOS

1	Lending
1	Borrowing
2	Short Sales
2	Risk Factors
2	Foreign Securities
5	Foreign Bank Obligations
5	Forward Foreign Currency Contracts
6	When-issued, Delayed Settlement and Forward Delivery Securities
6	Repurchase and Reverse Repurchase Agreements
7	Temporary Defensive Position
7	U.S. Government Securities
7	Non-Investment Grade Debt Securities
7	Convertible Securities
8	Investments in Futures, Options and Other Derivative Instruments
18	Zero Coupon, Pay-in-Kind and Step Coupon Securities
18	Warrants and Rights
19	Mortgage-Backed Securities
19	Asset-Backed Securities
19	Pass-Through Securities
20	Other Income Producing Securities
20	Illiquid and Restricted/144A Securities
20	Other Investment Companies
21	Bank and Thrift Obligations
21	Investments in the Real Estate Industry and Real Estate Investment Trusts
22	Variable Rate Master Demand Notes
22	Debt Securities and Fixed-Income Investing
23	Structured Notes
23	High Yield/High-Risk Securities
24	Trade Claims
24	Brady Bonds
24	Collateralized Mortgage Obligations
25	Collateralized Debt Obligations
25	Dollar Roll Transactions
26	Exchange Traded Funds
26	Hybrid Instruments
26	Indexed Securities
26	Interest Rate Transactions

i

27	Distressed Securities
27	Municipal Fixed-Income Securities
27	Non-Mortgage Asset Backed Securities
28	Passive Foreign Investment Companies
28	Preferred Stocks
28	Stripped Mortgage-Backed Securities
29	Loan Participations and Assignments
30	Credit Default Swaps
30	Event-Linked Bonds

MANAGEMENT OF THE TRUST
30	Trustees and Officers
43	Shareholder Communication with Board of Trustees
44	Code of Ethics
44	Proxy Voting Policies and Procedures
44	Disclosure of Portfolio Holdings
45	The Investment Adviser
47	The Sub-Advisers
48	Personal Securities Transactions
48	Administrative and Transfer Agency Services

48	Portfolio Turnover
49	Placement of Portfolio Brokerage
49	Directed Brokerage
50	Determination of Offering Price
50	Net Asset Valuation Determination
51	Performance Information
51	Taxes

OTHER INFORMATION
54	The Trust
54	Financial Statements
54	Custodian
54	Independent Registered Certified Public Accountants
A-1	Appendix A — Description of Portfolio Securities
B-1	Appendix B — Brief Explanation of Rating Categories
C-1	Appendix C — Investment Adviser and Sub-Advisers’ Proxy Voting Policies And Procedures
D-1	Appendix D — Portfolio Manager Information

Investor Information
ORGANIZATION
Each portfolio is a series of Transamerica Series Trust (formerly, AEGON/Transamerica Series Trust), a Delaware statutory trust that was formed pursuant to an Agreement and Declaration of Trust dated April 21, 2005 and amended and restated November 1, 2007. The Trust was originally a corporation formed under the laws of the State of Maryland on August 21, 1985.
Interest in the Trust is intended to be sold to the separate accounts of life insurance companies (collectively, the “Separate Accounts”) to fund benefits under policies (“Policies”) or contracts (“Contracts”) (owners of the Separate Accounts, the “Policyowners”) issued by Transamerica Financial Life Insurance Company, Inc. (“TFLIC”), Transamerica Life Insurance Company (formerly PFL Life Insurance Company) (“Transamerica Life”), Western Reserve Life Assurance Co. of Ohio (“WRL”), Monumental Life Insurance Company (“Monumental”) and Transamerica Occidental Life Insurance Company (“Transamerica”) (the “Life Companies”), and to certain asset allocation portfolios as underlying portfolios. As such, TFLIC, Transamerica Life, WRL, Monumental, Transamerica, and certain underlying asset allocation portfolios are the only shareholders of the investment funds offered by the Trust. If a Life Company offers a portfolio of the Trust in its respective products, and you own a Policy or a Contract of one of those Life Companies, you have the right to give voting instructions on certain shares of such portfolio. Shares may be offered to other life insurance companies in the future.
Because Trust shares are sold to Separate Accounts established to receive and invest premiums received under Policies and purchase payments received under the Contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts of the Life Companies to invest in the Trust simultaneously. Neither the Life Companies nor the Trust currently foresees any such disadvantages or conflicts. Any Life Company may notify the Trust’s Board of a potential or existing conflict. The Trust’s Board will then determine if a material conflict exists and what action, if any, is needed.
Such action could include the sale of Trust shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by the Policyowners. The Trust’s Board might conclude that separate portfolios should be established under the Separate Accounts. If this happens, the affected Life Companies will bear the attendant expenses of establishing separate portfolios. As a result, Policyowners would no longer have the economies of scale typically resulting from a larger combined portfolio.
The Trust offers shares of each portfolio. All shares of a portfolio have equal voting rights, but only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each of the issued and outstanding shares of a portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the portfolio remaining after satisfaction of outstanding liabilities. The shares of a portfolio, when issued, will be fully paid and nonassessable, have no preferences, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.
Only the Separate Accounts of the Life Companies may hold shares of the Trust and are entitled to exercise the rights directly as described above. To the extent required by law, the Life Companies will vote the Trust’s shares held in the Separate Accounts, including Trust shares which are not attributable to Policyowners, at meetings of the Trust, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the Investment Company Act of 1940, as amended (the “1940 Act”) the Trust does not hold regularly scheduled special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Trust’s shares in their own right, they may elect to do so. The rights of Policyowners are described in more detail in the prospectuses or disclosure documents for the policies and the annuity contracts, respectively.
INVESTMENT OBJECTIVES
The investment objective of each portfolio of the Trust is described in the respective portfolio’s prospectus. Shares of the portfolios are sold only to the Separate Accounts of the Life Companies to fund the benefits under certain Policies and Contracts.
As indicated in the prospectus, each portfolio’s investment objective may be changed by the Board without approval of shareholders or Policyowners. In addition, unless otherwise noted, each portfolio’s investment policies and techniques may be changed by the Board without approval of shareholders or Policyowners. A change in the investment objective or policies of a portfolio may result in the portfolio having an investment objective or policies different from those which a Policyowner deemed appropriate at the time of investment.

FUNDAMENTAL INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES
Each portfolio is subject to certain fundamental policies and restrictions, which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the portfolio. “Majority” for this purpose and under the 1940 Act means the lesser of (i) 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities of a portfolio are represented or (ii) more than 50% of the outstanding voting securities of a portfolio. A complete statement of all such fundamental policies is set forth below. State insurance laws and regulations may impose additional limitations on the portfolio’s investments, including the portfolio’s ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that a portfolio’s investments meet additional diversification or other requirements.
Each portfolio has adopted the following fundamental restrictions:
1.	Diversification
Each portfolio shall be a “diversified company” as that term is defined in the 1940 Act (except for Transamerica Legg Mason Partners All Cap VP, Transamerica Clarion Global Real Estate Securities VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Transamerica Legg Mason Partners All Cap VP, Transamerica Clarion Global Real Estate Securities VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP each shall be a “non-diversified company” as that term is defined in the 1940 Act.
2.	Borrowing
Each portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
3.	Senior Securities
Each portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.	Underwriting Securities
Each portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (“Securities Act”) except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act, each portfolio may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.
5.	Real Estate
Each portfolio may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a portfolio may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.
6.	Making Loans
Each portfolio may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
7.	Concentration of Investments
Each portfolio may not “concentrate” its investments in a particular industry or group of industries (except the portfolio(s) listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.
Clarion Global Real Estate Securities may concentrate in securities of issuers in the real estate industry.

8.	Commodities
Each portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

v

Transamerica Index 50 VP
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.
(B) The portfolio may not sell securities short, except short sales “against the box.”
(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
FEES PAID BY PORTFOLIO
The portfolio commenced operations on May 1, 2008, so there were no Trustee Fees, Advisory Fees, or Administrative Service Fees to report for the last three fiscal years.
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
Transamerica Asset Management, Inc. (“TAM”) has voluntarily undertaken, until at least April 30, 2009, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding certain extraordinary expenses and acquired (i.e., underlying portfolios) fees and expenses) exceed, as a percentage of the portfolio’s average daily net assets, 0.37%. Because the portfolio commenced operations on May 1, 2008, there were no expenses paid by the investment adviser for the last three fiscal years.
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio did not pay any brokerage commissions for the last three fiscal years as it commenced operations on May 1, 2008.
THE SUB-ADVISER
AEGON USA Investment Management, LLC (“AUIM”) serves as sub-adviser to the portfolio. AUIM, located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group and is an affiliate of TAM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated [May 1, 2008] between TAM and AUIM. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.
TI50VP-1 Transamerica Index 50 VP

Transamerica Index 75 VP
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.
(B) The portfolio may not sell securities short, except short sales “against the box.”
(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
FEES PAID BY PORTFOLIO
The portfolio commenced operations on May 1, 2008, so there were no Trustee Fees, Advisory Fees, or Administrative Service Fees to report for the last three fiscal years.
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
Transamerica Asset Management, Inc. (“TAM”) has voluntarily undertaken, until at least April 30, 2009, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding certain extraordinary expenses and acquired (i.e., underlying portfolios) fees and expenses) exceed, as a percentage of the portfolio’s average daily net assets, 0.37%. Because the portfolio commenced operations on May 1, 2008, there were no expenses paid by the investment adviser for the last three fiscal years.
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio did not pay any brokerage commissions for the last three fiscal years as it commenced operations on May 1, 2008.
THE SUB-ADVISER
AEGON USA Investment Management, LLC (“AUIM”) serves as sub-adviser to the portfolio. AUIM, located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group and is an affiliate of TAM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated [May 1, 2008] between TAM and AUIM. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.
TI75VP-1 Transamerica Index 75 VP

Additional Information — All Portfolios
INVESTMENT POLICIES AND STRATEGIES
This section of this SAI further explains policies and strategies utilized by the portfolios of the Trust. Please refer to each portfolio’s prospectus and investment restrictions for the policies and strategies pertinent to a particular portfolio. Unless otherwise indicated, all limitations applicable to portfolio investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. Unless otherwise noted, a portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the prospectus or this SAI that the investment adviser reasonably believes is compatible with the investment objective and policies of that portfolio.
(Each portfolio in the Trust also has its own fees and expenses. Please refer to your specific portfolio’s information in this SAI for the information concerning your portfolio.)
LENDING
Each portfolio may lend its portfolio securities subject to the restrictions stated in this SAI. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each portfolio must receive any dividends or interest paid by the issuer on such securities; (c) each portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower.
State laws and regulations may impose additional limitations on borrowing.
Securities loaned by a portfolio remain subject to fluctuations in market value. A portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A portfolio may also incur expenses in enforcing its rights. If a portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.
Some of the portfolios may also lend (or borrow) money to other funds that are managed by their respective sub-adviser, provided such portfolio seeks and obtains permission from the SEC.
BORROWING
Subject to its investment restrictions, each portfolio may borrow money from banks for temporary or emergency purposes. To secure borrowings, a portfolio may not mortgage or pledge its securities in amounts that exceed a certain percentage of its net assets.
The portfolios with a common sub-adviser may also borrow (or lend) money to other portfolios or funds that permit such transactions and are also advised by that sub-adviser, provided each portfolio or fund seeks and obtains permission from the SEC. There is no assurance that such permission would be granted.
Certain portfolios may borrow for investment purposes — this is called “leveraging.” Such portfolios may borrow only from banks, not from other investment companies. There are risks associated with leveraging:
•	If a portfolio’s asset coverage drops below 300% of borrowings, the portfolio may be required to sell securities within three days to reduce its debt and restore the 300% coverage, even though it may be disadvantageous to do so.

•	Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a portfolio’s securities.

•	Money borrowed for leveraging will be subject to interest costs. In certain cases, interest costs may exceed the return received on the securities purchased.

•	A portfolio may be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fee to maintain a line of credit.

•	Either of these requirements would increase the cost of borrowing over the stated interest rate.
SHORT SALES
Certain portfolios may from time to time sell securities short. In the event that the sub-adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The portfolio will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the portfolio must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a portfolio may be unable to replace a borrowed security sold short.
Each portfolio may sell securities “short against the box.” A short sale is the sale of a security that the portfolio does not own. A short sale is “against the box” if at all times when the short position is open, the portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In making short sales Transamerica Jennison Growth VP is not limited to short sales or against the box.
Transamerica Federated Market Opportunity VP may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock market. A short sale means selling a security the portfolio does not own to take advantage of an anticipated decline in the stock’s price. Once the portfolio sells the security short, it has an obligation to replace the borrowed security; if the portfolio can buy the security back at a lower price, a profit results. In no event will the portfolio engage in short sales transactions if it would cause the market value of all of the portfolio’s securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the portfolio is limited to the lesser of 2% of the value of the portfolio’s net assets or 2% of the securities of any class of the issuer. The portfolio may also “sell short against the box,” i.e., the portfolio owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.
RISK FACTORS
Leverage Risks — Leverage risk is created when an investment exposes a portfolio to a level of risk that exceeds the amount invested. Changes in the value of the investment magnify such portfolio’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.
Liquidity Risks — Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a portfolio may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the portfolio’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.
Liquidity risk also refers to the possibility that the portfolio may not be able to sell a security or close out a derivative contract when it wants. If this happens, the portfolio will be required to continue to hold the security or keep the position open, and the portfolio could incur losses. Over-the-counter (“OTC”) derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
FOREIGN SECURITIES
Each portfolio may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and Fiduciary Depository Receipts (“FDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and FDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs, GDRs and FDRs are European, global and fiduciary receipts, respectively, evidencing a similar arrangement. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a portfolio will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.
Foreign markets also have different clearance and settlement procedures; and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a portfolio investing in foreign markets is uninvested and no return is earned thereon. The inability of such a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Losses to a portfolio due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the portfolio. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.
If a security is denominated in foreign currency, the value of the security to a portfolio will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a portfolio’s assets. The value of the assets of a portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a portfolio investing in foreign markets. In addition, although a portfolio will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a portfolio could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.
ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in foreign issuers’ stock. However, by investing in ADRs rather than directly in foreign issuers’ stock, a portfolio can avoid currency risks during the settlement period for either purchase or sales.
In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.
Foreign Exchange Transactions. To the extent a portfolio invests directly in foreign securities, a portfolio may engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty’s location, making prompt settlement of such transaction impossible. This exposes a portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions.

Sovereign Debt Securities (Transamerica PIMCO Total Return VP). Transamerica PIMCO Total Return VP may invest in securities issued or guaranteed by any country and denominated in any currency. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.
The portfolios may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The portfolios will not invest more than 25% of their assets in the securities of supranational entities.
Emerging Markets. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a portfolio’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.
Certain portfolios may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.
Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).
Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by portfolios held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.
Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the portfolio to suffer a loss of interest or principal on any of its holdings.
Risks of Investments in Russia. Certain portfolios may invest a portion of its assets in securities issued by companies located in Russia. Because of the still ongoing formation of the Russian securities markets, as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a portfolio to lose its registration through fraud, negligence or mere oversight. While a portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a portfolio.
FOREIGN BANK OBLIGATIONS
A portfolio may invest in foreign bank obligations and obligations of foreign branches of domestic banks. These investments present certain risks.
Risk Factors
Risks include the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations.
In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.
FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract (“forward contract”) is used to purchase or sell foreign currencies at a future date as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time a portfolio has exposure to foreign currencies. These contracts can also be used for other purposes, such as, to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. Furthermore, forward contracts may be used to gain exposure to interest rate differentials between differing market rates. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed-upon rate.
A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. A portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A portfolio’s entry into forward foreign currency exchange contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to a portfolio’s obligations in a segregated account throughout the duration of the contract.
A portfolio may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a portfolio may purchase a U.S.-dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S.-dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S.-dollar-denominated security.
Risk Factors
Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.
Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a portfolio’s limitation on investing in illiquid securities.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES
Securities may be purchased and sold on a “when-issued,” “delayed settlement,” or “forward (delayed) delivery” basis.
“When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.
A portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.
“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a portfolio until it receives payment or delivery from the other party to any of the above transactions.
Such portfolio will segregate with its custodian cash, U.S. Government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the fund’s records) until payment is made. Some of the segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a portfolio may earn income in securities it has segregated to collateralize its delayed delivery purchases.
New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.
At the time of settlement, the market value of the security may be more or less than the purchase price. The portfolio bears the risk of such market value fluctuations. These transactions also involve a risk to a portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the portfolio is delayed or prevented from completing the transaction.
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS
Subject to its investment restrictions, a portfolio may enter into repurchase and reverse repurchase agreements. In a repurchase agreement, a portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. A portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a portfolio in connection with bankruptcy proceedings), it is the policy of each portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that portfolio and approved by the Board of Trustees.
In a reverse repurchase agreement, a portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a portfolio will segregate cash and appropriate liquid assets to cover its obligation under the agreement. The portfolios will enter into reverse repurchase agreements only with parties the investment sub-adviser for each portfolio deems creditworthy.
Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.
Reverse repurchase agreements may expose a portfolio to greater fluctuations in the value of its assets.
Risk Factors
Repurchase agreements involve the risk that the seller will fail to repurchase the security as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.
Reverse repurchase agreements may expose a portfolio to greater fluctuations in the value of its assets.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.
U.S. GOVERNMENT SECURITIES
Subject to a portfolio’s investment restrictions or policies, a portfolio may invest in U.S. Government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that a portfolio may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.
Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.
NON-INVESTMENT GRADE DEBT SECURITIES
Subject to limitations set forth in a portfolio’s investment policies, a portfolio may invest its assets in debt securities below the four highest grades (“lower grade debt securities” commonly referred to as “junk bonds”), as determined by Moody’s Investors Service, Inc. (“Moody’s”) (lower than Baa) or Standard & Poor’s Ratings Group (“S&P”) (lower than BBB). Bonds and preferred stock rated “B” or “b” by Moody’s are not considered investment grade debt securities. (See Appendix B for a description of debt securities ratings.)
Before investing in any lower-grade debt securities, a portfolio’s sub-adviser will determine that such investments meet the portfolio’s investment objective. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.
The quality limitation set forth in each portfolio’s investment policies is determined immediately after the portfolio’s acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the portfolio’s investment policies.
CONVERTIBLE SECURITIES
Subject to any investment limitations set forth in a portfolio’s policies or investment restrictions, a portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.
DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.
PERCS (“Preferred Equity Redeemable Stock,” converts into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.
Convertible securities generally rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a portfolio may invest are subject to the same rating criteria as the portfolio’s investment in non-convertible debt securities.
INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
The following investments are subject to limitations as set forth in each portfolio’s investment restrictions and policies:
Futures Contracts. A portfolio may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities (“futures contracts”). U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a portfolio will incur brokerage fees when it buys or sells futures contracts.
When a portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument’s closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts generally would be made to seek to hedge against potential changes in interest or currency exchange rates or the prices of a security or a securities index which might correlate with or otherwise adversely affect either the value of a portfolio’s securities or the prices of securities which the portfolio is considering buying at a later date. Futures may also be used for managing a portfolio’s exposure to change in securities prices and foreign currencies, as an efficient means of adjusting its overall exposure to certain markets, or in an effort to enhance income.
With respect to futures contracts that are not legally required to “cash settle,” a portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a portfolio is permitted to set aside or earmark liquid assets in an amount equal to the portfolio’s daily marked-to-market (net) obligation, if any, (in other words, the portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a portfolio will have the ability to employ leverage to a greater extent than if the portfolio were required to segregate assets equal to the full market value of the futures contract.
The buyer or seller of futures contracts is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the portfolio’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a portfolio, the portfolio may be entitled to return of margin owed to the portfolio only in proportion to the amount received by the FCM’s other customers. The portfolio’s sub-adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM with which the portfolio does business and by depositing margin payments in a segregated account with the custodian (alternatively, liquid assets may be earmarked on the fund’s records) when practical or otherwise required by law.
Although a portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the portfolio’s open futures obligations, the segregated assets would be available to the portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the portfolio’s cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the portfolio’s return could be diminished due to the opportunity cost of foregoing other potential investments.
The acquisition or sale of a futures contract may occur, for example, when a portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the portfolio and thereby preventing a portfolio’s net asset value from declining as much as it otherwise would have. A portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique that allows a portfolio to maintain a defensive position without having to sell portfolio securities.
Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the portfolio could buy equity securities on the cash market. To the extent a portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the portfolio’s obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the portfolio with respect to the futures contracts.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio’s sub-adviser still may not result in a successful use of futures contracts.
Futures contracts entail risks. Although each portfolio’s sub-adviser believes that use of such contracts can benefit a portfolio, if the sub-adviser’s investment judgment is incorrect, a portfolio’s overall performance could be worse than if the portfolio had not entered into futures contracts. For example, if a portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the portfolio and prices increase instead, the portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the portfolio’s futures positions. In addition, if the portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a portfolio.
The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a portfolio will not match exactly the portfolio’s current or potential investments. A portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not correlate precisely with the performance of the portfolio’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a portfolio’s investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a portfolio’s investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a portfolio’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the portfolio’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with longer settlement periods for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the portfolio’s access to other assets held to cover its futures positions also could be impaired.
Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.
Options on Futures Contracts. A portfolio may buy and write options on futures contracts. An option on a futures contract gives the portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual securities. See “Options on Securities.” Transactions in options on futures contracts generally will be made to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the portfolio’s securities or the process of securities which the portfolio is considering buying at a later date. A portfolio may also enter into such transactions for non-hedging purposes (e.g., modify exposure to various currency markets).
The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when a portfolio is not fully invested it may buy a call option on a futures contract to attempt to hedge against a market advance.
The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the portfolio will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the portfolio’s holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the portfolio is considering buying. If a call or put option a portfolio has written is exercised, the portfolio will incur loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and change in the value of the futures positions, a portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, a portfolio may buy a put option on a futures contract to attempt to hedge the portfolio’s securities against the risk of falling prices.
The amount of risk a portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.
Forward Contracts. A portfolio may enter into forward foreign currency exchange contracts (“forward currency contracts”) to attempt to minimize the risk to the portfolio from adverse changes in the relationship between the U.S. dollar and other currencies or to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A portfolio may invest in forward currency contracts with stated contract values of up to the value of the portfolio’s assets.
A portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell. A portfolio may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in or exposed to fluctuations in a foreign currency in order to “lock in” the U.S. dollar price of the security (“transaction hedge”).

Additionally, when a portfolio’s sub-adviser believes that a foreign currency in which portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward currency contract to sell an amount of that foreign currency (or a proxy currency whose performance is expected to replicate the performance of that currency) for U.S. dollars approximating the value of some or all of the portfolio securities denominated in that currency (not exceeding the value of the portfolio’s assets denominated in that currency) or by participating in options or futures contracts with respect to the currency, or when the portfolio’s sub-adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency for a fixed U.S. dollar amount (“position hedge”). This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security’s value relative to other securities denominated in the foreign currency.
A portfolio also may enter into a forward currency contract with respect to a currency where the portfolio is considering the purchase of investments denominated in that currency but has not yet done so (“anticipatory hedge”).
In any of the above circumstances, a portfolio may, alternatively, enter into a forward currency contract with respect to a different foreign currency when a portfolio’s sub-adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the portfolio are denominated (“cross-hedge”). For example, if a portfolio’s sub-adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the portfolio’s assets denominated in that currency) in exchange for another currency that the sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting a portfolio’s currency exposure from one foreign currency to another removes the portfolio’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the portfolio if the portfolio’s sub-adviser’s projection of future exchange rates is inaccurate.
A portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing, and it is not currently possible to identify instruments on which forward contracts might be created in the future.
A portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Trust’s custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the portfolio’s commitments under forward contracts entered into with respect to position hedges and cross-hedges (alternatively, liquid assets may be earmarked on the fund’s records). If the value of the segregated securities declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the account will be equal to the amount of the portfolio’s commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated assets, a portfolio may buy call options permitting the portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the portfolio may buy put options permitting the portfolio to sell the amount of foreign currency subject to a forward buy contract.
While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, a portfolio’s ability to utilize forward contracts in the manner set forth in the prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a portfolio’s foreign currency denominated portfolio securities.
The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the portfolio’s assets.
Also, with regard to a portfolio’s use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time, poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a portfolio’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the portfolio’s assets that are subject of the cross-hedging transactions are denominated.
Options on Foreign Currencies. A portfolio may buy put and call options and may write covered put and call options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a portfolio may buy put options on the foreign currency. If the value of the currency declines, the portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.
Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a portfolio’s option position, the portfolio could sustain losses on transactions in foreign currency options which would require that the portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to a portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.
A portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the portfolio would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a portfolio also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.
A portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a portfolio is “covered” if the portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian (alternatively, liquid assets may be earmarked on the fund’s records)) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written, or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the portfolio in cash or high-grade liquid assets in a segregated account.
A portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the portfolio collateralizes the option by maintaining segregated assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.
A portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the portfolio is permitted to invest directly. A portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the portfolio’s sub-adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by a portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the portfolio’s obligations under an option written by the portfolio, as the case may be, will be subject to the portfolio’s limitation on illiquid investments. In the case of illiquid options, it may not be possible for the portfolio to effect an offsetting transaction at the time when the portfolio’s sub-adviser believes it would be advantageous for the portfolio to do so.
Options on Securities. In an effort to protect the value of portfolio securities or to enhance returns, a portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over the counter. A portfolio may write and buy options on the same types of securities that the portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on a portfolio’s writing and buying options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.
A put option written by a portfolio is “covered” if the portfolio (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian (alternatively, liquid assets may be earmarked on the fund’s records) or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a portfolio is “covered” if the portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian (alternatively, liquid assets may be earmarked on the fund’s records)) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the portfolio in cash and high-grade liquid assets in a segregated.
A portfolio collateralizes its obligation under a written call option by segregating with its custodian cash or other liquid assets (alternatively, liquid assets may be earmarked on the fund’s records) in an amount not less than the market value of the underlying security, marked-to-market daily.
If a put or call option written by a portfolio were exercised, the portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The portfolio retains the premium received from writing a put or call option whether or not the option is exercised.
The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.
The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.
Effecting a closing transaction in the case of a written call option will permit a portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit a portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If a portfolio desires to sell a particular security on which the portfolio has written a call option, the portfolio will effect a closing transaction prior to or concurrent with the sale of the security.
A portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; a portfolio may realize a loss from a closing transaction if the price of the purchase transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the portfolio.
An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a portfolio would have to exercise the options in order to realize any profit. If a portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a national securities exchange on which the option is traded (“Exchange”) on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event, the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
A portfolio may write options in connection with buy-and-write transactions; that is, a portfolio may buy a security and then write a call option against that security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a portfolio’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the portfolio’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.
The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a portfolio’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the portfolio may elect to close the position or take delivery of the security at the exercise price and a portfolio’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.
A portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, a portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.
A portfolio may buy call options to attempt to hedge against an increase in the price of securities that the portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a portfolio upon exercise of the option; and unless the price of the underlying security rises sufficiently, the option may expire worthless to the portfolio.
In purchasing an option, a portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by a portfolio were permitted to expire without being sold or exercised, the portfolio would lose the amount of the premium.
Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.
Interest Rate Swaps and Swap-Related Products. In order to attempt to protect the value of a portfolio’s investments from interest rate or currency exchange rate fluctuations, a portfolio may enter into interest rate swaps, and may buy or sell interest rate caps and floors. A portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date. A portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.
Swap and swap-related products are specialized OTC instruments and their use involves risks specific to the markets into which they are entered. A portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a portfolio’s obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value of at least equal to the accrued excess will be segregated with the Trust’s custodian (alternatively, liquid assets may be earmarked on the fund’s records). If a portfolio enters into an interest rate swap on other than a net basis, the portfolio would segregate assets in the full amount accrued on a daily basis of the portfolio’s obligations with respect to the swap. A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a portfolio will have contractual remedies pursuant to the agreements related to the transaction.
For purposes of applying a portfolio’s investment policies and restrictions (as stated in the prospectuses and this SAI), swap agreements are generally valued by the portfolios at market value. In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), however, the portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the portfolio’s obligations with respect to any caps or floors.
Interest rate swap transactions are subject to limitations set forth in each portfolio’s policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that the portfolio contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.
In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts, and other hedging techniques, that become available as each portfolio’s sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. A sub-adviser may use these opportunities to the extent they are consistent with each portfolio’s respective investment objective and are permitted by each portfolio’s respective investment limitations and applicable regulatory requirements.
Supranational Agencies. Unless otherwise indicated, a portfolio may invest up to 25% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations’ steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered government securities and are not supported, directly or indirectly, by the U.S. Government.
Index Options. In seeking to hedge all or a portion of its investments, a portfolio may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the portfolios. The portfolios with such option writing authority may write only covered options. A portfolio may also use securities index options as a means of participating in a securities market without making direct purchases of securities.
A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A portfolio may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or a board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the Commodity Futures Trading Commission (“CFTC”), as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.
The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than (in the case of a call) or less than, (in the case of a put) the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.
The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a portfolio of options on securities indices is subject to the sub-adviser’s ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.
Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the sub-adviser desires that a portfolio engage in such a transaction.
WEBS and Other Index-Related Securities. A portfolio may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of equity securities that seeks to track the performance of an underlying index or a portion of an index. Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value. A portfolio may invest in shares in an investment company whose shares are known as “World Equity Benchmark Shares” or “WEBS.” WEBS have been listed for trading on the American Stock Exchange, Inc. A portfolio also may invest in the CountryBaskets Index Fund, Inc. or another fund the shares of which are the substantial equivalent of WEBS. A portfolio may invest in S&P Depositary Receipts, or “SPDRs.” SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the underlying index of the SPDR. A portfolio investing in a SPDR would be entitled to the dividends that accrue to the underlying index stocks in the underlying portfolio, less trust expenses.
A portfolio may invest in Dow Industrial Average Model New Deposit Shares (“DIAMONDS”) (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average) and the NASDAQ-100 Trust (interests in a portfolio of securities of the largest and most actively traded noon-financial companies listed on the NASDAQ Stock Market).
Index-related securities may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an index-related security is priced more attractively than securities in the underlying index. Because the expense associated with an investment in index-related securities may be substantially lower than the expenses of small investments directly in the securities comprising the indices they seek to track, investments in index-related securities may provide a cost-effective means of diversifying a portfolio’s assets across a broad range of equity securities.

The prices of index-related securities are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an index-related security is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instrument is based on a basket of stocks. The market prices of index-related securities are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an index-related security could adversely affect the liquidity and value of the shares of the portfolio.
Special Investment Considerations and Risks. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, securities indices, and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the portfolios invest. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or OTC instruments, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.
A portfolio’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a portfolio as the possible loss of the entire premium paid for an option bought by the portfolio, the inability of the portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a portfolio will be able to use those instruments effectively for the purposes set forth above.
In connection with certain of its hedging transactions, assets must be segregated with the Trust’s custodian bank to ensure that the portfolio will be able to meet its obligations under these instruments (alternatively, liquid assets may be earmarked on the Trust’s records). Assets held in a segregated account generally may not be disposed of for as long as the portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the portfolio’s assets could impede implementation of the portfolio’s investment policies or the portfolio’s ability to meet redemption requests or other current obligations.
Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by a portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits; and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the

OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.
In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.
ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES
Subject to any limitations set forth in the policies and investment restrictions for a portfolio, a portfolio may invest in zero coupon, pay-in-kind or step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Because they do not pay current income, the price of pay-in-kind securities can be very volatile when interest rates change.
Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrue that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Internal Revenue Code, each portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a portfolio’s expenses could be allocated and to reduce the rate of return for the portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the portfolio to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.
WARRANTS AND RIGHTS
Subject to its investment limitations, a portfolio may invest in warrants and rights. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.
In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.
Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.

MORTGAGE-BACKED SECURITIES
Subject to a portfolio’s investment restrictions and policies, a portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or institutions such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association (“GNMA”) certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, are not.
Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the portfolio. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities’ weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.
Unlike mortgage-backed securities issued or guaranteed by the U. S. Government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the portfolios’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the portfolios take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.

ASSET-BACKED SECURITIES
Subject to a portfolio’s investment restrictions and policies, asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. A portfolio will invest its assets in asset-backed securities subject to any limitations set forth in its investment policies or restrictions.
PASS-THROUGH SECURITIES
Subject to a portfolio’s investment restrictions and policies, a portfolio may invest its net assets in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The portfolio will generally purchase “modified pass-through” GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.
The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. Government.
The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. Government.
OTHER INCOME PRODUCING SECURITIES
Subject to each portfolio’s investment restrictions and policies, other types of income-producing securities that a portfolio may purchase include, but are not limited to, the following types of securities:
Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
Standby Commitments. These instruments, which are similar to a put, give a portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the portfolio at a specified price.
Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.
Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. All portfolios (except Transamerica JPMorgan Core Bond VP) will not invest more than 5% of their assets in inverse floaters. Transamerica JPMorgan Core Bond VP will not invest more than 10% of its assets in inverse floaters.

A portfolio will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio. (See Appendix A regarding income-producing securities in which a portfolio may invest.)
ILLIQUID AND RESTRICTED/144A SECURITIES
Subject to its investment restrictions, a portfolio may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).
In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.
Rule 144A under the Securities Act, established a “safe harbor” from the registration requirements of the Securities Act, for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.
The Trust’s Board of Trustees has authorized each portfolio’s sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the portfolio’s sub-adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The portfolio may be restricted in its ability to sell such securities at a time when a portfolio’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a portfolio may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.
OTHER INVESTMENT COMPANIES
In accordance with certain provisions of the 1940 Act, certain portfolios may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of investment companies. The 1940 Act also provides that a portfolio generally may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. A portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the portfolio.
Subject to applicable investment restrictions, a portfolio may invest in securities issued by other investment companies as permitted under the 1940 Act. A portfolio may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the portfolio. BlackRock has received an exemptive order from the SEC permitting BlackRock Large Cap Value to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases these funds’ aggregate investment of cash in shares of such investment companies shall not exceed 25% of their total assets at any time.
BANK AND THRIFT OBLIGATIONS
Bank and thrift obligations in which a portfolio may invest are limited to dollar-denominated certificates of deposit, time deposits and bankers’ acceptances issued by bank or thrift institutions. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks and thrift institutions. Time deposits are non-negotiable deposits maintained in bank or thrift institutions for specified periods of time at stated interest rates. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.
Bank and thrift obligations in which the portfolio invests may be, but are not required to be, issued by institutions that are insured by the Federal Deposit Insurance Corporation (the “FDIC”). Bank and thrift institutions organized under Federal law are supervised and examined by federal authorities and are required to be insured by the FDIC. Institutions organized under state law are supervised and examined by state banking authorities but are insured by the FDIC only if they so elect. State institutions insured by the FDIC are subject to federal examination and to a substantial body of Federal law regulation. As a result of federal and state laws and regulations, federally insured bank and thrift institutions are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.
Obligations of foreign branches of domestic banks and of United Kingdom branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and United Kingdom branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. Certificates of deposit issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed by that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.
A portfolio may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are federally insured, provided the obligation of any single institution does not exceed the federal insurance coverage of the obligation, presently $100,000.
INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS (“REITS”)
REITs are pooled investment vehicles which invest primarily in income-producing real estate, or real-estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.
Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”).
Risk Factors
Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; overbuilding; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.
REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for damages resulting from, environmental problems, casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (See “Debt Securities and Fixed-Income Investing” below.)
VARIABLE RATE MASTER DEMAND NOTES
Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a portfolio and the issuer, they are not normally traded.
Although no active secondary market may exist for these notes, a portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.
In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.
Risk Factors
In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
DEBT SECURITIES AND FIXED-INCOME INVESTING
Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. Government, its agencies and instrumentalities; or foreign governments; asset-backed securities; CMOs; zero coupon bonds; floating rate, inverse floating rate and index obligations; “strips”; structured notes; pay-in-kind and step securities.
Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change. For instance, bonds paying interest at a specified rate that does not change are fixed-income securities. When a debt security is purchased, the portfolio owns “debt” and becomes a creditor to the company or government.
Consistent with each portfolio’s investment policies, a portfolio may invest in fixed income instruments, which include securities issued by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The portfolios may invest in derivatives based on fixed income instruments.
Fixed-income securities generally include short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, or preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period of time. A portfolio may vary the average maturity of its portfolio of debt securities based on the sub-adviser’s analysis of interest rate trends and factors.
Bonds rated Baa by Moody’s or BBB by S&P are considered medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payment prospects and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. (See Appendix B for a description of debt securities ratings.)
Risk Factors
Investments in debt securities are generally subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of debt securities, whereas a decline in interest rates will tend to increase their value.

Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. A portfolio’s share price and yield will also depend, in part, on the quality of its investments in debt securities.
Such securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the portfolio’s share price will depend upon the extent of the portfolio’s investment in such securities.
STRUCTURED NOTES
The values of the structured notes in which a portfolio may invest are linked to equity securities or equity indices (“reference instruments”). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).
Risk Factors
Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero; and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
HIGH-YIELD/HIGH-RISK SECURITIES
High-yield/high-risk securities (or “junk bonds”) are debt securities rated below investment grade by the primary rating agencies (such as S&P and Moody’s). (See Appendix B for a description of debt securities rating.)
Risk Factors
The value of lower-quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher-quality securities. Conversely, the value of higher-quality securities may be more sensitive to interest rate movements than lower-rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher-quality investment.
Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer’s ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, a portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.
The market for lower-quality securities is generally less liquid than the market for higher-quality bonds. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a greater negative impact on the market for lower-quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher-quality securities.
TRADE CLAIMS
Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. Trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.
Risk Factors
An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities that generally do not pay interest, and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

BRADY BONDS
Subject to its investment policies and restrictions, a portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S.-dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.
COLLATERALIZED MORTGAGE OBLIGATIONS
Collateralized mortgage obligations (“CMOs”), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. Generally, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or maybe collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a Portfolio may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.
COLLATERALIZED DEBT OBLIGATIONS
A portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below-investment-grade, fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a portfolio as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and a portfolio’s prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
DOLLAR ROLL TRANSACTIONS
A portfolio may enter into “dollar roll” transactions, which consist of the sale by the portfolio to a bank or broker-dealer (the “counterparty”) of Government National Mortgage Association certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a portfolio agrees to buy a security on a future date.
A portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. (The Transamerica U.S. Government Securities Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.)
Dollar rolls are treated for purposes of the 1940 Act, as borrowings of a portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a portfolio. For example, while a portfolio receives a fee as consideration for agreeing to repurchase the security, the portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a portfolio, thereby effectively charging the portfolio interest on its borrowing. Further, although a portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the portfolio’s borrowing.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a portfolio is able to purchase them. Similarly, the portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a portfolio, the security that the portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
EXCHANGE TRADED FUNDS (“ETFs”)
ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.
HYBRID INSTRUMENTS
Subject to its investment restrictions and strategies, a portfolio may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.
INDEXED SECURITIES
A portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short-to intermediate-term, fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.
INTEREST RATE TRANSACTIONS
Subject to its investment restrictions and strategies, a portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. A portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date. A portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the portfolio may be obligated to pay. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.
A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the investment advisers to the portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. A portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least “A” by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.
DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
MUNICIPAL FIXED-INCOME SECURITIES
Subject to its investment restrictions and strategies, a portfolio may invest in municipal bonds of any state, territory or possession of the United States (“U.S.”), including the District of Columbia. The portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.
Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt. Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.
A portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.
The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue’s size, maturity date and rating. Municipal bonds are rated by S&P, Moody’s and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the portfolio. Neither event would require the portfolio to sell the bond, but the portfolio’s investment adviser would consider such events in determining whether the portfolio should continue to hold it.
The ability of the portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the portfolio’s ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the portfolio’s investment adviser may lack sufficient knowledge of an issue’s weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the portfolio.
From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the portfolio. If such legislation were passed, the Trust’s Board of Trustees may recommend changes in the portfolio’s investment objectives and policies.
NON-MORTGAGE ASSET-BACKED SECURITIES
Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.
Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.
The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.
PASSIVE FOREIGN INVESTMENT COMPANIES
A portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts.

Capital gains on the sale of such holdings are considered ordinary income regardless of how long the portfolio held its investment. In addition, the portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.
To avoid such tax and interest, the portfolio intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The portfolio will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.
PREFERRED STOCKS
A portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or non-participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.
If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.
STRIPPED MORTGAGE-BACKED SECURITIES
Stripped Mortgage-Backed Securities (“S mortgage-backed securities”) are derivative multi-class mortgage securities. S mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
S mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of S mortgage-backed securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
LOAN PARTICIPATIONS AND ASSIGNMENTS
Certain portfolios may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the portfolio intends to invest may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the portfolio has direct recourse against the corporate borrower, the portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the portfolio were determined to be subject to the claims of the agent bank’s general creditors, the portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the portfolio does not receive scheduled interest or principal payments on such indebtedness, the portfolio’s share price and yield could be adversely affected. Loans that are fully secured offer the portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.
The portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the portfolio bears a substantial risk of losing the entire amount invested.
The portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the portfolio generally will treat the corporate borrower as the “issuer” of indebtedness held by the portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the portfolio and the corporate borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission (“SEC”) interpretations require the portfolio to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a sub-adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in the portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the portfolio currently intend to treat indebtedness for which there is no readily available markets as illiquid for purposes of the portfolio’s limitation or illiquid investments. Investments in loan participations are considered to debt obligations for purposes of the portfolio’s investment restrictions relating to the lending of funds or assets by the portfolio.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the portfolio. For example, if a loan is foreclosed, the portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on the sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.
CREDIT DEFAULT SWAPS
Certain portfolios may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.
The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

EVENT-LINKED BONDS
Certain portfolios may invest up to 5% of its net assets in “event-linked bonds,” which are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Additional Information — Transamerica Index 50 VP and Transamerica Index 75 VP
Transamerica Index 50 VP and Transamerica Index 75 VP are subject to the risks of the underlying ETFs in which they invest. See the description of the underlying ETFs in Appendix B to the prospectus.
MANAGEMENT OF THE TRUST
TRUSTEES AND OFFICERS
The Trustees and executive officers Trust are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by TAM (collectively, the “Transamerica Asset Management Group”), The Transamerica Asset Management Group consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Investors, Inc. (“TII”), Transamerica Income Shares, Inc. (“TIS”), The Diversified Investors Funds Group (“DIFG”), The Diversified Investors Funds Group II (“DIFG II”), The Diversified Investors Strategic Variable Funds (“DISVF”) and The Diversified Investors Portfolios (“DIP”) and consists of 173 funds/portfolios as of the date of this SAI.
At a special meeting of shareholders of Transamerica Funds held on October 30, 2007, shareholders elected a new Board of Trustees. The members of the new Board are listed bellows.
The mailing address of each Trustee is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Trustees, their ages and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Fund Complex the Trustees are nominated to oversee if elected, and other board memberships they hold are set forth in the table below.

Term of
		Office and		Number of
		Length of		Funds in
		Time	Principal Occupation(s) During	Complex	Other
Name and Age	Position	Served*	Past 5 Years	Overseen	Directorships

INTERESTED TRUSTEES**

John K. Carter (DOB: 4/24/61)	Trustee, President & Chief Executive Officer	2006-present	Chief Executive Officer and President (July 2006 to present), Vice President, Secretary and Chief Compliance Officer (2003 to August 2006), TII; President and Chief Executive Officer, [February 2008 — present), President and Chief Executive Officer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (2007 to present); Trustee (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Chief Compliance	173	N/A

Term of
		Office and		Number of
		Length of		Funds in
		Time	Principal Occupation(s) During	Complex	Other
Name and Age	Position	Served*	Past 5 Years	Overseen	Directorships
Officer, General Counsel and Secretary (1999 to August 2006), President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Chief Compliance Officer, General Counsel and Secretary (1999 to August 2006), TST; Director (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (2002 to June 2006), General Counsel, Secretary and Chief Compliance Officer (2002 to August 2006), TIS; President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2000 to present), General Counsel and Secretary (2000 to August 2006), Chief Compliance Officer (2004 to August 2006), TAM; President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2001 to present), General Counsel and Secretary (2001 to August 2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 to present); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIFI”) (2002 to 2004); Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 to 2005) and TIM (2001 to 2005).

INDEPENDENT TRUSTEES****

Leo J. Hill (DOB: 3/27/56)	Trustee	2002 — present	Principal, Advisor Network Solutions, LLC (business consulting) (2006 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (2007 to present); Director, TIS (2002 to present); Director, TII (February 2008 — present); Trustee, TST (2001 to present); Owner and President, Prestige Automotive Group (2001 to 2005); President, L. J. Hill & Company (1999 to present); Market President, Nations Bank of Sun Coast Florida (1998 to 1999); President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 to 1998); Executive Vice	173	N/A

		Term of
		Office and		Number of
		Length of		Funds in
		Time	Principal Occupation(s) During	Complex	Other
Name and Age	Position	Served*	Past 5 Years	Overseen	Directorships
			President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 to 1994); Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 to 1991).

Neal M. Jewell (DOB: 2/12/35)	Trustee	2007 —present	Retired (2004 to present); Trustee, TST (2007 to present); Director, TIS (2007 to present); Director, TII (February 2008 — present); Trustee, DIP, DIFG, DIFG II, and DISVF (1993 to present); Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996 to 2004).	173	N/A

Russell A. Kimball, Jr. (DOB: 8/17/44)	Trustee	2002 — present	General Manager, Sheraton Sand Key Resort (1975 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (2007 to present); Director, TIS (2002 to present); Director, TII (February 2008 — present); Trustee, TST (1986 to present).	173	N/A

Eugene M. Mannella (DOB: 2/1/54)	Trustee	2007 — present	Self-employed consultant (2006 to present); President, Arapain Partners LLC (limited purpose broker-dealer) (1998 to present); Trustee, TST (2007 to present); Director, TIS (2007 to present); Director, TII (February 2008 — present); Trustee, DIP, DIFG, DIFG II, and DISVF (1994 to present); President, International Fund Services (alternative asset administration) (1993 to 2005).	173	N/A

Norm R. Nielsen (DOB: 5/11/39)	Trustee	2006 — present	Retired (2005 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (2007 to present); Director, TIS (2006 to present); Director, TII (February 2008 — present); Trustee, TST (2006 to present); Director, Iowa City Area Development (1996 to 2004); Director, Iowa Health Systems (1994 to 2003); Director, U.S. Bank (1987 to 1988); President, Kirkwood Community College (1979 to 2005).	173	Buena Vista University Board of Trustees (2004-present)

Joyce Galpern Norden (DOB: 6/1/39)	Trustee	2007 — present	Retired (2004 to present); Trustee, TST (2007 to present); Director, TIS (2007 to present); Director, TII (February 2008 — present); Trustee, DIP (2002 to present); Trustee, DIFG, DIFG II, and DISVF (1993 to present); Vice President, Institutional	173	Board of Governors, Reconstructionist College (2007—present)

		Term of
		Office and		Number of
		Length of		Funds in
		Time	Principal Occupation(s) During	Complex	Other
Name and Age	Position	Served*	Past 5 Years	Overseen	Directorships
			Advancement, Reconstructionist Rabbinical College (1996 to 2004).

Patricia L. Sawyer (DOB: 7/1/50)	Trustee	2007 — present	President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 to present); Trustee, TST (2007 to present); Director, TIS (2007 to present); Trustee, Director, TII (February 2008 — present); DIP, DIFG, DIFG II, and DISVF (1993 to present).	173	N/A

John W. Waechter (DOB: 2/25/52)	Trustee	2005 — present	Retired (2004 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (2007 to present); Director, TIS (2004 to present); Director, TII (February 2008 — present); Trustee, TST (2004 to present); employee, RBC Dain Rauscher (securities dealer) (March 2004 to May 2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 to 2004); Treasurer, The Hough Group of Funds (1993 to 2004).	173	N/A
OFFICERS
The mailing address of each officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Term of Office
and Length of
		Time	Principal Occupation(s) or
Name and Age	Position	Served***	Employment During Past 5 Years

John K. Carter (DOB: 4/24/61)	Chief Executive Officer and President	Since 2006	See the table above.

Dennis P. Gallagher (DOB: 12/19/70)	Vice President, General Counsel and Secretary	Since 2006	Vice President, General Counsel & Secretary, TII, TST & TIS (September 2006 — present), DIP, DIFG, DIFG II and DISVF (August 2007—present); Vice President and Secretary, Director, Senior Vice President, General Counsel and Secretary, TAM and TFS (September 2006—present); Director, Deutsche Asset Management (1998—2006).

Elizabeth L. Belanger (DOB: 1/7/72)	Deputy General Counsel, Assistant Secretary and Conflicts of	Since 2007	Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer, TII (November 2007 to present); Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer, TST and TIS (July 2007 to present); Deputy General Counsel and

Term of Office
and Length of
		Time	Principal Occupation(s) or
Name and Age	Position	Served***	Employment During Past 5 Years
	Interest Officer		Conflicts of Interest Officer (August 2007 to present), Assistant Secretary (August 2005 to present), DIP, DIFG, DIFG II and DISVF; Vice President and Senior Counsel, Diversified (with Diversified since 2005); Director, TFLIC (April 2006 to present); Director of Compliance, Domini Social Investments LLC (November 2003 to May 2005); Associate, Bingham McCutchen LLP (September 1997 to October 2003).

Joe Carusone (DOB: 9/8/65)	Vice President, Treasurer and Principal Financial Officer	Since 2007	Vice President, Treasurer and Principal Financial Officer, TII (November 2007 to present); Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST and TIS (July 2007 to present); Vice President (August 2007 to present), Treasurer and Principal Financial Officer (2001 to present), DIP, DIFG, DIFG II and DISVF; Vice President, Diversified (with Diversified since 1999); President, Diversified Investors Securities Corp. (“DISC”) (February 2007 to present); Director, TFLIC (2004 to present); [Treasurer, Diversified Actuarial Services, Inc. (December 2002-present)].

Christopher A. Staples (DOB: 8/14/70)	Vice President and Chief Investment Officer	Since 2007	Vice President and Chief Investment Officer, TII (November 2007 to present); Vice President (July 2007 to present), Chief Investment Officer (June 2007 to present), Senior Vice President (June 2007 to July 2007), Senior Vice President - Investment Management (July 2006 to June 2007), Vice President — Investment Management (2004 to July 2006), Transamerica Funds, TST and TIS; Vice President and Chief Investment Officer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Vice President, Investment Administration, TII (2004 to present); Director, TFS (2005 to present); Assistant Vice President, Raymond James & Associates (1999 to 2004).

Rick Resnick (DOB: ___/___/67)	Senior Vice President Chief Compliance Officer	Since 2008	Senior Vice President and Chief Compliance Officer (January 2008 — present), TA IDEX, TST and TIS; Vice President and Chief Compliance Officer, DISVF, DIFG, DIFGII and DIP (1998 — present); Director, Vice President and Chief Compliance Officer, Diversified Investors Securities Corp. (1999 — present)

T. Gregory Reymann, II (DOB: 5/13/58)	Vice President and Deputy Chief Compliance Officer	Since 2008	Vice President (2005 to present), TII; Chief Compliance Officer TST, TIS, Transamerica Funds and TAM (September 2006 to present); Senior Vice President, TAM (September 2006 to present); Senior Vice President, the Trust, TST and TIS (September 2006 to July 2007); Vice President and Senior Counsel, TFS (2005 to 2006); Vice President and Counsel, TST, TAM and TIS (2004 to 2006); Vice President and Deputy Chief Compliance Officer, TFS (2004 to 2005) and TIF (2004); Attorney, Gould, Cooksey, et al. (2002 to 2004). Vice President and Chief Compliance Officer, Diversified Investment Advisors, Inc. (August 2004 — present).

Michael A. Masson (DOB: 1/21/71)	Assistant Treasurer	Since 2007	Assistant Treasurer, TII (November 2007 to present); Assistant Treasurer, TST, TIS and Transamerica Funds (July 2007 to present); Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Assistant Vice President, TST and TIS (2005 to present); Assistant Vice President, TII (2005 to present); Assistant Vice President, TFS and TAM (2005 to present); Assistant Vice President, JPMorgan Chase & Co. (1999 to 2005).

Term of Office
and Length of
		Time	Principal Occupation(s) or
Name and Age	Position	Served***	Employment During Past 5 Years
Suzanne Valerio-Montemurro (DOB: 8/13/64)	Assistant Treasurer	Since 2007	Assistant Treasurer, TII (November 2007 to present); Assistant Treasurer, the Trust, TST and TIS (July 2007 to present); Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (2002 to present); Vice President, Diversified (with Diversified since 1998).
If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

*	Each Trustee shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns or his or her term as a Trustee is terminated in accordance with the Trust’s by-laws.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAMTFAI or an affiliate of TAM.

***	Elected and serves at the pleasure of the Board of Trustees of the Trust.

****	Independent trustee (“Independent Trustee”) means a trustee who is not an “interested person” (as defined under the 1940 Act) of the Trust.
Committees of the Board
The Trustees are responsible for major decisions relating to a fund’s objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has the following standing committees that each performs specialized functions: an Audit Committee and a Nominating Committee.
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			NUMBER
			OF
			MEETINGS
			HELD
			DURING
			LAST
			FISCAL
			YEAR
COMMITTEE	FUNCTIONS	MEMBERS	12/31/2007

AUDIT	The Audit Committee (1) oversees the accounting and reporting policies and practices of the Trust; (2) oversees the quality and integrity of the financial statements of the Trust; (3) approves, prior to appointment, the engagement of the Trusts independent auditors; and (4) reviews and evaluates the independent auditors’ qualifications, independence and performance. In so doing, the Audit Committee shall seek to maintain free and open means of communication among the Trustees, the independent auditors and the management of the Trust’s Adviser. The Audit Committee shall meet periodically with management of the Adviser and the Trust’s independent auditors, in separate executive sessions. The independent auditors for the Trust shall report directly to the Audit Committee.*	John W. Waechter, Chairperson; Leo J. Hill; Neal M. Jewell, Russell A. Kimball, Jr., Eugene M. Mannella, Norm R. Nielsen, Joyce Galpern Norden, Patricia L. Sawyer	4

	It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Trust’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations. In discharging

			NUMBER
			OF
			MEETINGS
			HELD
			DURING
			LAST
			FISCAL
			YEAR
COMMITTEE	FUNCTIONS	MEMBERS	12/31/2007

	its duties, the Audit Committee may rely on the independent auditor, the Trust’s chief financial officer or compliance officer, or any legal or accounting consultant it retains to advise it.

NOMINATING	The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in this Charter or resolutions of the Board, (iii) select and nominate, or recommend for nomination by the Board, candidates for election as Trustees and (iv) set any necessary standards or qualifications for service on the Board.	Patricia L. Sawyer, Chairperson, Leo J. Hill, John W. Waechter; Russell A. Kimball, Jr.; Neal M. Jewell, Eugene M. Mannella, Norm R. Nielsen, Joyce Galpern Norden	0

	The Nominating Committee operates under a written charter.

	While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by shareholders of the funds. Nominations proposed by shareholders will be properly submitted for consideration by the Nominating Committee only if the qualifications and procedures set forth in the Nominating Committee’s Charter, as it may be amended from time to time by the Committee or the Board, are met and followed. It shall be in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Trustee Ownership of Equity Securities
The table below gives the dollar range of shares of the Trust, as well as the aggregate dollar range of shares of all funds “in the Transamerica Asset Management Group”, owned by each Trustee as of December 31, 2007:

	Dollar Range of	Dollar Range of	Aggregate Dollar Range of Equity
	Equity Securities	Equity Securities	Securities in all Registered Investment
	in Transamerica	in Transamerica	Companies Overseen by Trustees in
Name of Trustee	Index 50 VP	Index 75 VP	Family of Investment Companies
John K. Carter*	None	None	$
Leo J. Hill	None	None	$
Neal M. Jewell (1)	None	None	$
Russell A. Kimball, Jr.	None	None	$
Eugene M. Manella (1)	None	None	$
Norm R. Nielsen	None	None	$
Joyce Galpern Norden (1)	None	None	$
Patricia L. Sawyer (1)	None	None	$
John W. Waechter	None	None	$

*	Interested Trustee

(1)	Messrs. Jewell, Manella, Ms. Norden and Ms. Sawyer were elected as Trustees on October 30, 2007.

As of December 31, 2007, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the portfolios, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the portfolios.
Independent Trustees receive a total annual retainer fee of $417,000 from the Trust, as well as total fees of $8,800 per meeting (assumes five meetings annually), of which the Trust pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series. The Chairman of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson also receives an additional retainer of $15,000. Any fees and expenses paid to Trustees who are affiliates of TAM or TCI are paid by TAM and/or TCI and not by the Trust.
Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2008 (the “Deferred Compensation Plan”) available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of the Trust (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Deferred Compensation Plan will have any material impact on the funds.
Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.
The following table provides compensation amounts paid to Independent Trustees of the funds for the fiscal year ended December 31, 2007.
COMPENSATION TABLE

	Aggregate	Aggregate	Pension or	Total Compensation
	Compensation from	Compensation from	Retirement Benefits	Paid to Trustees
	Transamerica Index	Transamerica Index	Accrued as Part of	from Fund
Name of Person, Position	50 VP	75 VP	Trust Expenses	Complex(1)
Leo J. Hill, Trustee	$0	$0	$0	$176,800
Neal M. Jewell, Trustee(2)	$0	$0	$0	$52,301
Russell A. Kimball, Trustee	$0	$0	$0	$176,800
Eugene M. Manella, Trustee(2)	$0	$0	$0	$43,134
Norm R. Nielsen, Trustee	$0	$0	$0	$176,800
Joyce Galpern Norden, Trustee(2)	$0	$0	$0	$43,134
Patricia L. Sawyer, Trustee(2)	$0	$0	$0	$44,384
John W. Waechter, Trustee	$0	$0	$0	$187,634

(1)	Of this aggregate compensation, the total amounts deferred from the Trust (including earnings) and accrued for the benefit of the participating Trustees for the year ended December 31, 2007 were as follows: Leo J. Hill, $11,863; Neal M. Jewell, $0; Russell A. Kimball, Jr., $25,404, Eugene M. Manella, $0; Norm R. Nielsen, $0; Joyce Galpern Norden, $0; Patricia L. Sawyer, $0 and John W. Waechter, $0.

(2)	Elected as a Trustee on October 30, 2007.
On October 30, 2007, the individuals in the table below resigned from the Board of Trustees of the Trust. For the fiscal year ended December 31, 2007, the Trust paid compensation to them as shown in the table below:

	Aggregate	Aggregate
	Compensation from	Compensation from	Total Retirement		Total Compensation
	Transamerica Index	Transamerica Index	Benefits Paid as Part		Paid to Trustees
Name of Person, Position	50 VP	75 VP	of Trust Expenses		from Fund Complex
Robert L Anderson, Trustee	$0	$0	N/A		$70,000
Peter R. Brown, Trustee	$0	$0	$260,000	(1)	$208,000
Daniel Calabria, Trustee	$0	$0	$84,000	(1)	$168,000
Janice B. Case, Trustee	$0	$0	$84,000	(1)	$168,000
Charles C. Harris, Trustee	$0	$0	$210,000	(1)	$168,000
William W. Short, Jr., Trustee	$0	$0	$84,000	(1)	$168,000
Jack E. Zimmerman, Trustee	$0	$0	N/A	(1)	$70,000

(1)	Pursuant to a prior emeritus retirement plan the former Trustees will receive benefits in the amounts stated beginning on January 2, 2008.

(2)	Of this aggregate compensation, the total amounts deferred from the Trust (including earnings) and accrued for the benefit of participating Trustees for the year ended December 31, 2007 were as follows: Robert L Anderson, $0; Peter R. Brown, $116,158; Daniel Calabria, $20,307; Janice B. Case, $0; Charles C. Harris, $0; William W. Short, Jr. $0; and Jack E. Zimmerman, $0.
As of December 31, 2007, the trustees and officers held in the aggregate less than 1% of the outstanding shares of each of the Trust’s funds.
SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES
The Board of Trustees (the “Board”) of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:
Board of Trustees
Transamerica Series Trust
c/o Secretary
570 Carillon Parkway
St. Petersburg, Florida 33716
Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying portfolio of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided in Section 4 and 5 below, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (:Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.
CODE OF ETHICS
The Trust and TCI have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, and TAM has adopted a Code of Ethics pursuant to Rule 204A-1 of the Investments Advisers Act of 1940. See “Personal Securities Transactions” below.
PROXY VOTING POLICIES AND PROCEDURES

The Trust uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by the Trust (or portion thereof) in its portfolios. The proxy voting policies and procedures of the portfolio’s investment adviser and sub-advisers are attached hereto as Appendix C.
The Trust files SEC Form N-PX, with the complete proxy voting records of the portfolios for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Trust, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.
THE TRUST PROXY VOTING POLICIES AND PROCEDURES — Adopted effective January 2007
I. Statement of Principle
The Trust seeks to assure that proxies received by the portfolios are voted in the best interests of the portfolios’ stockholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies
Each portfolio delegates the authority to vote proxies related to portfolio securities to Transamerica Fund Advisors, Inc. (the “Adviser”), as investment adviser to the Trust, which in turn delegates proxy voting authority for most portfolios of the Trust to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees of the Trust adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the portfolio. These policies and procedures are attached hereto.
III. Proxy Voting and Marketing Committee
The Board of Trustees of the Trust has appointed a committee of the Board (the “Proxy Voting and Marketing Committee”) for the purpose of providing the portfolio’s consent to vote in matters where the Adviser or Sub-Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons. The Proxy Voting and Marketing Committee also may review the Adviser’s and each Sub-Adviser’s Proxy Voting Policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.
IV. Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers
No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the portfolios and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the portfolios or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.
The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to Legal department for inclusion in applicable SEC filings.
V. Securities on Loan
The Boards of Trustees of the Trust have authorized the Adviser, in conjunction with Investors Bank and Trust Company (“IBT”), to lend portfolio securities on behalf of the portfolios. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the portfolio wish to exercise its vote for a particular proxy, the Adviser will immediately contact IBT and terminate the loan.
DISCLOSURE OF PORTFOLIO HOLDINGS
It is the policy of the portfolio to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The portfolios’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with these policies.

The portfolios, or their duly authorized service providers, may publicly disclose holdings of all funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a portfolio’s completed purchases and sales may only be made available after the public disclosure of portfolio holdings.
The portfolios publish their top ten holdings on their website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolios publish all holdings on their website approximately 25 days after the end of each calendar quarter. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the portfolios. The portfolios may then forward the information to investors and consultants requesting it.
There are numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds and portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds and portfolios by these services and departments, the portfolios may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the portfolios nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds’ investment adviser’s compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the portfolios (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.
The Board and an appropriate officer of the investment adviser’s compliance department or the Trust’s Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of policies and procedures on disclosure of portfolio holdings.
THE INVESTMENT ADVISER
The information that follows supplements the information provided about the investment adviser under the caption “Management of the Trust — Investment Adviser” in the prospectus.
The Trust has entered into an Advisory Agreement (“Advisory Agreement”) on behalf of each portfolio with Transamerica Asset Management, Inc. (“TAM”). TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, supervises each respective portfolios investments and conducts its investment program. TAM hires sub-advisers to furnish, investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser.
The investment adviser is directly owned by WRL (77%) and AUSA Holding Company (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group.
The Advisory Agreement was approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each portfolio of the Trust on December 16, 1996 (portfolios that commenced operations prior to that date) (and on the date of commencement of operations of each portfolio subsequent to that date). The Advisory Agreement provides that it will continue in effect from year to year thereafter, if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of each portfolio, and (b) by a majority of the Trustees who are not parties to such contract or “interested persons” of any such party. The Advisory Agreement may be terminated without penalty on 60 days’ written notice at the option of either party or by the vote of the shareholders of each portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).

While the investment adviser is at all times subject to the direction of the Board of Trustees of the Trust, the Advisory Agreement provides that the investment adviser, subject to review by the Board of Trustees, is responsible for the actual management of the Trust and has responsibility for making decisions to buy, sell or hold any particular security. The investment adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement.
Payment of Expenses. Under the terms of the Advisory Agreement, the investment adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the investment adviser connected with investment management of the portfolios.
Each portfolio pays: all expenses incurred in connection with the formation and organization of a portfolio, including the preparation (and filing, when necessary) of the portfolio’s contracts, plans, and documents, conducting meetings of organizers, Trustees and shareholders; preparing and filing the post-effective amendment to the Trust’s registration statement effecting registration of a portfolio and its shares under the 1940 Act and the Securities Act and all other matters relating to the information and organization of a portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as that phrase is defined in the 1940 Act, of the Trust or TAM; compensation of the Trust’s custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Trust in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders’ meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the Securities Act; all costs involved in preparing and printing prospectuses of the Trust; extraordinary expenses; and all other expenses properly payable by the Trust or the portfolios.
Reimbursement Agreement. Effective May 1, 2000, the investment adviser entered into an agreement with the Trust on behalf of, and pursuant to which, the investment adviser will be reimbursed for operating expenses paid on behalf of a portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio’s expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2002, and automatically renews for one-year terms unless terminated by a 30-day written notice to the Trust.
Distribution Agreement. The Trust adopted a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI). TCI, located at 4600 Syracuse Street, Suite 1100, Denver, Colorado 80237, is an affiliate of TAM.
The Trust has two classes of shares for each portfolio in its series, Initial Class and Service Class. Each class is identical except that Service Class has a distribution plan or “Rule 12b-1 Plan” which is described in the prospectus.
Under the Distribution Plan and Distribution Agreement, the Trust, on behalf of the portfolios, will reimburse TCI and/or various service providers after each calendar month for certain Trust distribution expenses incurred or paid by them, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each portfolio in connection with the distribution of the Initial Class shares of the portfolios.
For the sale and distribution of Service Class shares, the Trust may pay to the various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Distribution expenses for which TCI may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Trust’s prospectus and statement of additional information to potential investors; developing and preparing Trust advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Trust shares; the development of consumer-oriented sales materials describing and/or relating to the Trust; and expenses attributable to “distribution-related services” provided to the Trust, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Trust shares.
TCI submits to the Trustees for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each portfolio. TCI allocates to each portfolio distribution expenses specifically attributable to the distribution of shares of such portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular portfolio are allocated among the portfolios, based upon the ratio of net asset value of each portfolio to the net asset value of all portfolios, or such other factors as TCI deems fair and are approved by the Trust’s Board of Trustees. The Service Class of the Trust paid $7,857,975 in fees for the fiscal year ended December 31, 2006 to certain life companies pursuant to the Distribution Plan adopted under Rule 12b-1.
THE SUB-ADVISERS
Each sub-adviser serves, pursuant to a respective Sub-Advisory Agreement between TAM and such respective sub-adviser, on behalf of each portfolio. The Sub-Advisory Agreements were approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each portfolio of the Trust on December 16, 1996 (for portfolios that had commenced operations prior to that date) and on the commencement of operations date of each subsequent portfolio. The Sub-Advisory Agreements provide that they will continue in effect if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of each portfolio and (b) by a majority of the Trustees who are not parties to such Agreements or “interested persons” (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreements may be terminated without penalty on at least 60 days’ written notice at the option of either party or by the vote of the shareholders of each portfolio and terminate automatically in the event of their assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement. The agreements may also be terminated under the term of an Exemptive Order granted by the SEC under Section 6(c) of the 1940 Act from Section 15(a) and Rule 18f-2 under the 1940 Act (Release #23379).
Pursuant to the Sub-Advisory Agreements, each sub-adviser provides investment advisory assistance and portfolio management advice to the investment adviser for their respective portfolio(s). Subject to review by the investment adviser and the Board of Trustees, the sub-advisers are responsible for the actual management of their respective portfolio(s) and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under their Sub-Advisory Agreement such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the respective portfolio(s).
Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.
PERSONAL SECURITIES TRANSACTIONS
The Trust permits “Access Persons” as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy (“Ethics Policy”) that has been adopted by the Trust’s Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Trust’s sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. The Board is required to review and approve the Code of Ethics for each sub-adviser. Each sub-adviser is also required to report to the Trust’s Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Trust.
ADMINISTRATIVE AND TRANSFER AGENCY SERVICES
Effective January 1, 1997, as amended, the Trust entered into an Administrative Services and Transfer Agency Agreement with TFS, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of TAM, to furnish the Trust with administrative services to assist the Trust in carrying out certain of its functions and operations. On January 1, 2005, certain portfolios entered into an agreement wherein the portfolios would pay 0.02% of their daily net assets to TFS for such administrative services; effective January 1, 2006, this fee is reduced to 0.0125% for the asset allocation portfolios. From July 1, 2002 to December 31, 2004, the administrator received 0.015% of a fund’s daily net assets subject to a minimum fee calculated at $35,000 multiplied by the weighted average number of portfolios.
PORTFOLIO TURNOVER
A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.

Changes in security holdings are made by a portfolio’s sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.
A sub-adviser may engage in a significant number of short-term transactions if such investing serves a portfolio’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio; these charges are ultimately borne by the policyowners.
In computing the portfolio turnover rate for a portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the portfolio during the fiscal year.
There are no fixed limitations regarding the portfolio turnover rates of the portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each portfolio may be disposed of when they are no longer deemed suitable.
PLACEMENT OF PORTFOLIO BROKERAGE
Subject to policies established by the Board of Trustees, each portfolio’s sub-adviser is primarily responsible for placement of a portfolio’s securities transactions. In placing orders, it is the policy of a portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each sub-adviser generally will seek reasonably competitive spreads or commissions, a portfolio will not necessarily be paying the lowest spread or commission available. A portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.
Decisions as to the assignment of portfolio brokerage business for a portfolio and negotiation of its commission rates are made by the sub-adviser, whose policy is to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the sub-adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the sub-adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.
In selecting brokers and in negotiating commissions, the sub-adviser considers such factors as: the broker’s reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.
Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such research products and services in servicing other accounts in addition to the respective portfolio. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a portfolio.
When a portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the sub-adviser, better prices and executions are likely to be achieved through the use of a broker.
Securities held by a portfolio may also be held by other separate accounts, mutual funds or other accounts for which the investment adviser or sub-adviser serves as an adviser, or held by the investment adviser or sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the investment adviser or sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the investment adviser or sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when the investment adviser or a sub-adviser deems the purchase or sale of a security to be in the best interests of a portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a portfolio.
The Board of Trustees of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the portfolios, and reviews the prices and commissions, if any, paid by the portfolios to determine if they were reasonable.
DIRECTED BROKERAGE
A sub-adviser to a portfolio, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place portfolio transaction of the portfolio with broker/dealers with which the trust has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the portfolio transactions to the payment of operating expenses that would otherwise be borne by the portfolio.
Under the Directed Brokerage Program, the commissions paid by a portfolio shall be applied to the payment only of expenses that would otherwise be borne by the portfolio paying the commission. In no event will commissions paid by a portfolio be used to pay expenses that would otherwise be borne by any other portfolio in the trust, or by any other party. In the case of any portfolio that is the subject of a contractual expense reduction arrangement with TAM (or a comparable agreement with any “affiliate” of TAM or the trust, as such term is defined in the 1940 Act) pursuant to which TAM (or affiliate) has agreed to waive amounts otherwise payable by the portfolio to TAM (or affiliate) under the expense reduction arrangement, but shall instead be used solely to reduce expenses borne by the portfolio to a lower level than the portfolio would have borne after giving full effect to the expense reduction arrangement. These commissions are not used for promoting or selling portfolio shares or otherwise related to the distribution of portfolio shares.
DETERMINATION OF OFFERING PRICE
Shares of the portfolios are currently sold only to the separate accounts to fund the benefits under the policies and the annuity contracts. The portfolios may, in the future, offer their shares to other insurance company separate accounts. The separate accounts invest in shares of a portfolio in accordance with the allocation instructions received from holders of the policies and the annuity contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the policies and the annuity contracts. Shares of the portfolios are sold and redeemed at their respective net asset values as described in the prospectus.
NET ASSET VALUATION DETERMINATION
The price at which shares are purchased or redeemed is the net asset valuation (“NAV”) that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the portfolio or an authorized intermediary.
When Share Price is Determined
The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).
Purchase orders received in good order and accepted and redemption orders received in good order before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV as determined at the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.

Orders for shares of the Asset Allocation — Conservative Portfolio, Asset Allocation — Growth Portfolio, Asset Allocation — Moderate Growth Portfolio, Asset Allocation — Moderate Portfolio and International Moderate Growth Fund (“Asset Allocation portfolios”) and corresponding orders for the Trust’s underlying portfolios in which they invest are priced on the same day when orders for shares of the Asset Allocation portfolios are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the Asset Allocation portfolios by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios on the same day, so that both orders generally will receive that day’s NAV.
How NAV is Determined
The NAV per share of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.
The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the fund’s NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolio to TAM.
In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE . [Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios’ Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share report
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value mode developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios’ valuation procedures. Fair value determination can also involve reliance on quantitative models employed by a fair pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.
PERFORMANCE INFORMATION
The prospectus contains a brief description of how performance is calculated. The following sections describe how performance data is calculated in greater detail.
TOTAL RETURN
Total return quotations for each of the portfolios are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

P (1+T)n = ERV

Where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period)
The total return quotation calculations for a portfolio reflect the deduction of a proportionate share of the portfolio’s investment advisory fee and portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.
Total return quotation calculations do not reflect charges or deductions against the Separate Accounts or charges and deductions against the policies or the annuity contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the policies or the annuity contracts. Where relevant, the prospectuses for the policies and the annuity contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance. Additional information regarding the investment performance of the portfolios appears in the prospectus.
YIELD QUOTATIONS
The yield quotations for a portfolio (for money market portfolios, see “Yield Quotations — Money Market Portfolios,” below) are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:

Where:	a =	Dividends and interest earned during the period by the portfolio
	b =	Expenses accrued for the period (net of reimbursement)
	c =	The average daily number of shares outstanding during the period that were entitled to receive dividends
	d =	The maximum offering price per share on the last day of the period
YIELD QUOTATIONS — MONEY MARKET PORTFOLIO
From time to time, each money market portfolio may quote its yield in reports or other communications to policyholders or in advertising material. Yield quotations are expressed in annualized terms and reflect dividends of a portfolio declared and reinvested daily based upon the net investment income earned by a portfolio each day. The portfolio’s yields fluctuate and the yield on any day for any past period is not an indication as to future yields on any investment in the portfolio’s shares. Future yields are not guaranteed.
Yield is computed in accordance with a standardized method required by the SEC. The current yield for the money market portfolios is an annualization, without compounding, of the portfolio rate of return, and is computed by determining the net change in the value of a hypothetical pre-existing account in the portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original shares and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The money market portfolios may also calculate the compound effective annualized yields by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7, and subtracting.
The yield quotations for the money market portfolios do not take into consideration any deductions imposed by the Separate Accounts.

Yield information is useful in reviewing money market’s performance in seeking to meet its investment objective; but because yields fluctuate, such information cannot necessarily be used to compare an investment in shares of the portfolio with bank deposits, savings accounts and similar investment alternatives, which often provide an agreed or guaranteed fixed yield for a stated period of time. Also, the portfolio’s yields cannot always be compared with yields determined by different methods used by other funds. It should be emphasized that yield is a function of the kind and quality of the instruments in the money market, portfolio maturity and operating expenses.
TAXES
Shares of the portfolios are offered only to the Separate Accounts that fund the policies and annuity contracts. See the respective prospectuses for the policies and annuity contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the policies, the annuity contracts and the holders thereof.
Each portfolio has either qualified, and expects to continue to qualify, or will qualify in its initial year, and thereafter will continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify for that treatment, a portfolio must distribute to its stockholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividend-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). Each portfolio must also meet several other requirements. These requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Income Requirement”); (2) at the close of each quarter of the portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the portfolio’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of the portfolio’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, in those of two or more issuers that the portfolio controls and which are engaged in the same or similar trade or business or of one or more qualified publicly traded partnerships. If each portfolio qualifies as a regulated investment company and timely distributes to its shareholders substantially all of its net income and net capital gains, then each portfolio should have little or no income taxable to it under the Code.
As noted in the prospectus, separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder. Such requirements place certain limitations on the proportion of a separate account’s assets that may be represented by any four or fewer investments. Specifically, a separate account must diversify its holdings so that on the last day of each calendar quarter (or within 30 days after such last day) no more than 55% of its assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of any particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.
If a portfolio qualifies as a regulated investment company and only sells its shares to certain tax-exempt trusts and separate accounts, such diversification requirements will be applied by looking through to the assets of the portfolio, rather than treating the interest in the portfolio as a separate investment of each separate account investing in the portfolio. Each portfolio intends to comply with such diversification requirements so that, assuming such look-through treatment is available, any separate account invested wholly in a portfolio would also satisfy such diversification requirements.
If a portfolio fails to qualify as a regulated investment company, the portfolio will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such portfolio’s available earnings and profits. In addition, if a portfolio fails to qualify as a regulated investment company, fails to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder, or fails to limit sales of portfolio shares to the permitted investors described above, then variable life insurance and annuity contracts invested in that portfolio might not qualify as life insurance or annuity contracts under the Code, and owners of such contracts could be currently taxed on the investment earnings under their contracts. In such a case, current taxation could also be required in all future taxable periods. For additional information concerning the consequences of failure to meet the requirements of Section 817(h), see the prospectuses for the Policies or the Annuity Contracts.
For a Policy or a Contract to qualify for tax-favored treatment, , assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a Separate Account (i.e., the underlying portfolios) the contract owner will be taxed currently on income and gains from the account or portfolio. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.
Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying portfolio. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to portfolios that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.
With respect to this first aspect of investor control, the relationship between the portfolios and the insurance contracts that propose the portfolios as investment options is designed to satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the portfolios reserve the right to make such changes as are deemed necessary or appropriate to reduce the risk that your contract might be subject to current taxation because of investor control.
The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You thus may not select or direct the purchase or sale of a particular investment of the portfolios. All investment decisions concerning the portfolios must be made by the portfolio managers in their sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the portfolios.
Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from the portfolios such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Such an event may have an adverse impact on the portfolios and variable contracts.
The portfolios are not expected to be subject to the 4% federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to RICs, like the portfolios, whose only shareholders are certain tax-exempt trusts and segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.
If a portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the portfolio elects to include market discount in income currently), the portfolio generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the portfolio may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio.
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the portfolios. Income from the disposition of foreign currencies, and income from transactions in options, futures, and forward contracts derived by a portfolio with respect to its business of investing in securities or foreign currencies, generally will qualify as permissible income under the Income Requirement.
Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. The investment yield of any portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Holders of policies and annuity contracts investing in such portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.
If a portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties, or capital gain) or that hold at least 50% of their average total assets over the taxable year in investments that produce (or that are held for the production of) such passive income (“passive foreign investment companies”), that portfolio could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such portfolios ultimately would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the applicable portfolio to recognize taxable income or gain without the concurrent receipt of cash. Any portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.
The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the portfolios’ activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the policies and annuity contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the policies, annuity contracts and the holders thereof.
OTHER INFORMATION
THE TRUST
As described in the prospectus, the Trust offers two classes of shares for each portfolio. The Trust is currently comprised of [___] portfolios.
FINANCIAL STATEMENTS
As the fund had not yet commenced operations as of the date of this SAI, there are no financial statements available to include in this SAI.
INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS
                         , located at 101 East Kennedy Boulevard, Suite 1500, Tampa, Florida 33602, serves as the Trust’s Independent Registered Certified Public Accountants. The Trust has engaged                           to examine, in accordance with auditing standards established by the Public Company Accounting Oversight Board, the financial statements of each of the Trust’s portfolios.
CUSTODIAN
State Street Bank and Trust Company (“State Street”), 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, is custodian for Transamerica Funds. The custodian is not responsible for any of the investment policies or decisions of the fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the fund. On July 2, 2007 Investors Bank & Trust Company merged into State Street.

APPENDIX A
DESCRIPTION OF PORTFOLIO SECURITIES
The following is intended only as a supplement to the information contained in the prospectus and should be read only in conjunction with the prospectus. Terms defined in the prospectus and not defined herein have the same meanings as those in the prospectus.
1. Certificate of Deposit.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.
2. Eurodollar Certificate of Deposit.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.
3. Floating Rate Note.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.
4. Inverse Floating Rate Securities.* Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.
5. Floating Rate Obligations.* Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.
6. Time Deposit.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.
7. Bankers’ Acceptance.* A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.
8. Variable Amount Master Demand Note.* A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, a portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.
9. Preferred Stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation’s earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stock from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
10. Convertible Securities. A portfolio may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities into which they are convertible, and the concomitant risk of loss from declines in those values.
11. Commercial Paper.* Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.
12. Repurchase Agreement.* A repurchase agreement is an instrument under which a portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the portfolio, reflecting an agreed upon market rate of interest for the period from the time of a portfolio’s purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities.
13. Reverse Repurchase Agreement. A reverse repurchase agreement involves the sale of securities held by a portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. A portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date

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simultaneous with or prior to the expiration of the reverse repurchase agreement. A portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transactions.
14. Asset-Backed Securities. A portfolio may invest in securities backed by automobile receivables and credit card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.
15. Mortgage-Backed Securities. A portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers’ general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a portfolio may invest in them if it is determined they are consistent with the portfolio’s investment objective and policies.
16. Collateralized Mortgage Obligations. (“CMOs”) are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and interest rates.
17. Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the “principal-only” security receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security receives interest payments from the same underlying security.
The value of mortgage-backed securities may change due to changes in the market’s perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change than government securities.
Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities and may lower their total return. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of “interest-only” securities and increase prices of “principal-only” securities. Rising interest rates can have the opposite effect.
18. Financing Corporation Securities. (“FICOs”) are debt obligations issued by the Financing Corporation. The Financing Corporation was originally created to recapitalize the Federal Savings and Loan Insurance Corporation (“FSLIC”) and now functions as a financing vehicle for the FSLIC Resolution Fund, which received substantially all of FSLIC’s assets and liabilities.
19. U.S. Government Securities. U.S. Government securities are securities issued by or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities have varying degrees of government backing. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency or instrumentality. For example, securities issued by the Financing Corporation are supported only by the credit of the Financing Corporation, and not by the U.S. Government. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association (“FNMA”) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Each portfolio, and its share price and yield, are not guaranteed by the U.S. Government.
20. Zero Coupon Bonds. Zero coupon bonds are created three ways:
1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (“REFCORP”) and the Financial Corporation (“FICO”) also can be stripped in this fashion.

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2) STRIPS are created when a dealer deposits a Treasury Security or a federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRS”), and generic Treasury Receipts (“TRs”), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The portfolios have been advised that the staff of the Division of Investment Management of the SEC does not consider such privately stripped obligations to be U.S. Government securities, as defined by the 1940 Act. Therefore, the portfolios will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.
3) ZERO COUPON BONDS can be issued directly by federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.
Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between zero coupon bond’s purchase price and its face value.
21. Bond Warrants. A warrant is a type of security that entitles the holder to buy a proportionate amount of a bond at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. Warrants generally trade in the open market and may be sold rather than exercised.
22. Obligations of Supranational Entities. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by members at the entity’s call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.
23. Equipment Lease and Trust Certificates. A portfolio may invest in equipment lease and trust certificates, which are debt securities that are secured by direct or indirect interest in specified equipment or equipment leases (including, but not limited to, railroad rolling stock, planes, trucking or shipping fleets, or other personal property).
24. Trade Claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty.

*	Short-term Securities. Certificates of deposit, commercial paper or bankers’ acceptances, and will be entered only with primary dealers. While a portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the SEC has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a portfolio’s net assets.

Although repurchase transactions usually do not impose market risks on the purchaser, a portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a portfolio upon liquidation of the securities may be limited.

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APPENDIX B
BRIEF EXPLANATION OF RATING CATEGORIES

	Bond Rating	Explanation
STANDARD & POOR’S CORPORATION	AAA	Highest rating; extremely strong capacity to pay principal and interest.

	AA	High quality; very strong capacity to pay principal and interest.

	A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

	BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest then for higher rated bonds.

	BB, B, and CC, C	Predominantly speculative with respect to the issuer’s capacity to meet required interest and principal payments. BB — lowest degree of speculation; C — the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

	D	In default.
Plus (+) or Minus (-) — The ratings from “AA” to “BBB” may be modified by the addition of a plus or minus to show relative standing within the major rating categories.
Unrated — Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

	Bond Rating	Explanation
MOODY’S INVESTORS SERVICE, INC.	Aaa	Highest quality, smallest degree of investment risk.

	Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.

	A	Upper-medium grade obligations; many favorable investment attributes.

	Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

	Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

	B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

	Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.

	Ca	Speculative in a high degree; could be in default or have other marked short-comings.

	C	Lowest-rated; extremely poor prospects of ever attaining investment standing.
Unrated — Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.
Should no rating be assigned, the reason may be one of the following: 1. An application for rating was not received or accepted. 2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy. 3. There is lack of essential data pertaining to the issue or issuer. 4. The issue was privately placed, in which case the rating is not published in Moody’s publications.
Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

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APPENDIX C
INVESTMENT ADVISER AND SUB-ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES
Transamerica Asset Management, Inc.
PROXY VOTING POLICIES AND PROCEDURES (“TAM Proxy Policy”)
Purpose
The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.
TAM’s Advisory Activities
TAM acts as investment adviser to the Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Series Trust [Diversified Funds] (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).
Summary of the TAM Proxy Policy
TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAMI generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. (“ISS”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.
Delegation of Proxy Voting Authority to Sub-Advisers
TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).
Administration, Review and Submission to Board of Sub-Adviser Proxy Policies
     Appointment of Proxy Administrator
TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).
     Initial Review
The Proxy Administrator will collect from each Sub-Adviser:
     its Sub-Adviser Proxy Policy;
     a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and
     a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:
     whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;
     whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and
     whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).
The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.
     TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.
     TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.
Subsequent Review
TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.
Record of Proxy Votes Exercised by Sub-Adviser
The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
TAM Exercise of Proxy Voting Authority
     Use of Independent Third Party
If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of ISS or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.
     Conflict with View of Independent Third Party
If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.
     Asset Allocation Portfolios
For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.
Conflicts of Interest Between TAM or Its Affiliates and the Funds
The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

Recordkeeping
     Records Generally Maintained
     In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:
     the TAM Proxy Voting Policy; and records of Fund client requests for TAM proxy voting information.
     Records for TAM Exercise of Proxy Voting Authority
     In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:
     proxy statements received regarding matters it has voted on behalf of Fund clients;
     records of votes cast by TAM; and
     copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.
     If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
     Records Pertaining to Sub-Adviser Proxy Policies
     The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:
     each Sub-Adviser Proxy Policy; and
     the materials delineated in Article V above.
     If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
     Time Periods for Record Retention
     All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.
Provision of TAM Proxy Policy to Fund Clients
     The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.

AEGON USA Investment Management, LLC
Securities Voting Policy
1. Introduction
     Normally, clients for which AEGON USA Investment Management, LLC (“AUIM”) has sufficient discretionary investment authority expect AUIM to vote client securities in accordance with AUIM’s Securities Voting Policy (the “Policy”). As a result, AUIM will vote on behalf of all client accounts for which it has requisite discretionary authority except for situations in which any client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote their own securities. Clients may also ask AUIM to vote their securities in accordance with specific guidelines furnished by the client.
     AUIM manages client portfolios of debt securities and neither holds itself out, nor functions to a significant extent, as a manager of equity securities for any client. As a result, the issues with respect to which AUIM votes client securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, and insolvency and other distressed credit situations, rather than issues more commonly voted upon by holders or managers of equity securities, e.g., board of director matters, general matters of corporate governance, choice of auditors and corporate social and environmental positions. Occasionally, however, AUIM clients receive equity securities resulting from the restructure of debt security investments or other special situations.
2. Statement of Policy
     It is the policy of AUIM to vote client securities in the best interest of its clients at all times. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented.
     Because the issues on which AUIM votes client debt securities are unique to each particular borrower and relevant fact situation, and do not lend themselves to broad characterization as do many issues associated with the voting of equity security proxies, AUIM does not maintain voting policy guidelines regarding categories of issues that may come before debt security holders from time to time. AUIM, however, has adopted such guidelines for use in situations in which AUIM votes client equity securities. These guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots or other voting opportunities. The guidelines are attached to this Policy as Appendix A. To the extent relevant and appropriate, AUIM will consider these guidelines when voting client debt securities.
     The Chief Compliance Officer of AUIM is responsible for monitoring compliance with this Policy. At the discretion of the Chief Compliance Officer, issues related to this Policy may be raised to the level of the Management Review Committee for their consideration. The “Management Review Committee” shall mean a committee of at least three senior managers designated from time to time by the President of AUIM.
3. Use of Independent Third Party
     Because of the expertise of its staff with the issues upon which it votes client debt securities generally, AUIM will not maintain the services of a qualified independent third party (an “Independent Third Party”) to provide guidance on such matters. Nevertheless, in appropriate situations AUIM will consider retaining the services of an Independent Third Party (either directly or via similar engagements made by affiliates) to assist with voting issues associated with client equity securities. In any such case, AUIM will consider the research provided by the Independent Third Party when making voting decisions; however, the final determination on voting rests with AUIM.
4. Conflicts of Interest Between AUIM and Clients
     AUIM recognizes the potential for material conflicts that may arise between its own interests and those of its clients. To address these concerns, AUIM will take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:
a.	Vote in accordance with the recommendation of the Independent Third Party;

b.	Obtain the guidance of the client(s) whose account(s) are involved in the conflict;

c.	Obtain the review of the General Counsel of AUIM, or

d.	Vote in strict accordance with the Guidelines.

1. Provision of the Policy to Clients
     AUIM will make available to all clients a copy of its Policy. A copy of the Policy will be mailed, either electronically or through the postal service, to any client at any time upon request.
     At a client’s request, AUIM will make available information with respect to how AUIM voted that particular client’s securities.
Effective: October 5, 2004

AEGON USA INVESTMENT MANAGEMENT, LLC
SECURITIES VOTING POLICY
SECURITIES VOTING POLICY GUIDELINES
The following is a concise summary of AUIM’s securities voting policy guidelines.
1. Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent,

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.
Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM’s definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.
4. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.
Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options
Vote AGAINST proposals by management seeking approval to reprice options.
Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.
Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
10. Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

APPENDIX D
PORTFOLIO MANAGER INFORMATION
Transamerica Index 50 VP and Transamerica Index 75 VP

Other
	# of	Regist’d	# of Perform-	# of	Pooled	# of Perform-	# of	Accts/	# of Perform-
Portfolio	Regist’d	Accts/	ance-Based	Pooled	Accts/Total	ance-Based	Other	Total	ance-Based
Manager	Accts	Total Assets	Accts	Accts	Assets	Accts	Accts	Assets	Accts
Jeff Whitehead
Conflicts of Interest
At AUIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the portfolio, AUIM manages separate accounts for institutions and individuals. AUIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Management Review Committee. AUIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.
Compensation
As of December 31, 2007, a portfolio manager’s compensation consists of a fixed base salary, a variable performance incentive and certain stock options. The performance incentive is based on the following factors: business results for the AEGON business unit for which the portfolio manager manages an account, total return results for all accounts managed by the portfolio manager, performance in asset-liability management process for the AEGON business unit, performance on developing profitable investment strategy for AEGON, various projects undertaken during the year and AUIM annual earnings results. The portfolio manager participates in AUIM’s stock-settled stock option plan which typically grants a specified number of options annually. The portfolio manager participates in the sub-adviser’s deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period.
Ownership of Securities
As of December 31, 2007, the portfolio manager [did not beneficially owns any shares of the portfolios.]

D-1

PART C
OTHER INFORMATION
Item 23. Exhibits
List all exhibits filed as part of the Registration Statement.

(a)	(1)		Certificate of Trust — AEGON/Transamerica Series Trust (9)
	(2)		Declaration of Trust (10)
	(3)		Amended and Restated Declaration of Trust (To be filed by amendment)

(b)	(1)		Bylaws (as amended October 3, 2006 (17)
	(2)		Bylaws (dated November 1, 2007) (To be filed by amendment)

(c)	Not applicable

(d)	Investment Advisory Agreements

	(1)		Investment Advisory Agreement (3)
		a.	Investment Advisory Agreement (updated Schedule A dated May 1, 2007) (16)
		b.	Investment Advisory Agreement (updated Schedule A dated August 1, 2007) (17)
		c.	Amendment to Investment Advisory Agreement dated January 1, 2008 (To be filed by amendment)
	(2)		Sub-Advisory Agreement on behalf of Van Kampen Mid-Cap Growth (2)
		a.	Amendment to Sub-Advisory Agreement on behalf of Van Kampen Mid-Cap Growth (12)
		b.	Amendment to Sub-Advisory Agreement on behalf of Van Kampen Mid-Cap Growth (15)
	(3)		Sub-Advisory Agreement on behalf of Federated Market Opportunity (formerly Federated Growth & Income) (2)
		a.	Amendment to Sub-Advisory Agreement on behalf of Federated Market Opportunity (16)
		b.	Amendment to Sub-Advisory Agreement on behalf of Federated Market Opportunity (To be filed by amendment)
	(4)		Sub-Advisory Agreement on behalf of BlackRock Large Cap Value (formerly, Mercury Large Cap Value (15)
	(5)		Sub-Advisory Agreement on behalf of Third Avenue Value (2)
	(6)		Sub-Advisory Agreement on behalf of JPMorgan Core Bond (formerly AEGON Bond) (3)
		a.	Amendment to Sub-Advisory Agreement on behalf of JPMorgan Core Bond (16)
	(7)		Sub-Advisory Agreement on behalf of T. Rowe Price Small Cap (2)
	(8)		Sub-Advisory Agreement on behalf of Marsico Growth (5)
	(9)		Sub-Advisory Agreement on behalf of Legg Mason Partners All Cap (formerly Salomon All Cap) (12)
		a.	Amendment to Sub-Advisory Agreement on behalf of Legg Mason Partners All Cap (15)
		b.	Amendment to Sub-Advisory Agreement on behalf of Legg Mason Partners All Cap (To be filed by amendment)
	(10)		Sub-Advisory Agreement on behalf of JPMorgan Mid Cap Value (7)
	(11)		Sub-Advisory Agreement on behalf of Transamerica Science & Technology (formerly, Great Companies — TechnologySM) (15)
	(12)		Sub-Advisory Agreement on behalf of Templeton Transamerica Global (formerly, Templeton Great Companies Global) — Transamerica Investment Management, LLC (15)
		a.	Amendment to Sub-Advisory Agreement on behalf of Templeton Transamerica Global — Templeton Investment Counsel, LLC (15)
	(13)		Sub-Advisory Agreement on behalf of American Century Large Company Value (4)
		a.	Amendment to Sub-Advisory Agreement on behalf of American Century Large Company Value (15)
		b.	Amendment to Sub-Advisory Agreement on behalf of American Century Large Company Value (To be filed by amendment)
	(14)		Sub-Advisory Agreement on behalf of MFS International Equity (formerly, American Century International) (16)
	(15)		Sub-Advisory Agreement on behalf of Munder Net50 (15)
	(16)		Sub-Advisory Agreement on behalf of Clarion Global Real Estate Securities (6)
		a.	Amendment to Sub-Advisory Agreement on behalf of Clarion Global Real Estate Securities (12)
	(17)		Sub-Advisory Agreement on behalf of PIMCO Total Return (3)
	(18)		Sub-Advisory Agreement on behalf of Transamerica Convertible Securities and Transamerica Money Market (3)
	(19)		Sub-Advisory Agreement on behalf of Van Kampen Large Cap Core (3)
	(20)		Sub-Advisory Agreement on behalf of Van Kampen Active International Allocation (3)
		a.	Amendment to Sub-Advisory Agreement on behalf of Van Kampen Active International Allocation (15)
	(21)		Sub-Advisory Agreement on behalf of T. Rowe Price Equity Income and T. Rowe Price Growth Stock (2)
		a.	Amendment to Sub-Advisory Agreement on behalf of T. Rowe Price Equity Income and T. Rowe Price Growth Stock (12)
	(22)		Sub-Advisory Agreement on behalf of Capital Guardian Value, Capital Guardian U.S. Equity and Capital Guardian

3

Global (3)
		a.	Amendment to Sub-Advisory Agreement on behalf of Capital Guardian Value, Capital Guardian U.S. Equity and Capital Guardian Global (12)
		b.	Amendment to Sub-Advisory Agreement on behalf of Capital Guardian Value, Capital Guardian U.S Equity and Capital Guardian Global (To be filed by amendment)
	(23)		Sub-Advisory Agreement on behalf of Jennison Growth (3)
		a.	Amendment to Sub-Advisory Agreement on behalf of Jennison Growth (15)
	(24)		Sub-Advisory Agreement on behalf of Transamerica Small/Mid Cap Value (7)
	(25)		Sub-Advisory Agreement on behalf of Transamerica U.S. Government Securities (3)
	(26)		Sub-Advisory Agreement on behalf of JPMorgan Enhanced Index (3)
		a.	Amendment to Sub-Advisory Agreement on behalf of JPMorgan Enhanced Index (12)
	(27)		Sub-Advisory Agreement on behalf of MFS High Yield (3)
		a.	Amendment to Sub-Advisory Agreement on behalf of MFS High Yield (15)
		b.	Amendment to Sub-Advisory Agreement on behalf of MFS High Yield (To be filed by amendment)
	(28)		Sub-Advisory Agreement on behalf of Transamerica Equity (3)
		a.	Amendment to Sub-Advisory Agreement on behalf of Transamerica Equity (15)
	(29)		Sub-Advisory Agreement on behalf of Transamerica Growth Opportunities and Transamerica Value Balanced (5)
	(30)		Sub-Advisory Agreement on behalf of Transamerica Equity II (6)
	(31)		Sub-Advisory Agreement on behalf of Transamerica Balanced (7)
	(32)		Morningstar Asset Allocation Management Agreement (10)
		a.	Amendment to Asset Allocation Management Agreement (12)
	(33)		Form of Sub-Advisory Agreement on behalf of Transamerica Strategic Selection Fund (17)

(e)	Distribution Agreement (2)
		a.	Amendment to Distribution Agreement (16)
		b.	Distribution Agreement (updated Schedule A dated August 1, 2007) (17)
		c.	Amended and Restated Distribution Agreement dated November 1, 2007 (To be filed by amendment)

(f)	Trustees’ Deferred Compensation Plan (15)

(g)	Custodian Agreement (1)

(h)	(1)	Administrative Services and Transfer Agency Agreement (1)
a. Amendment to Administrative Services and Transfer Agency Agreement (8)
	(2)	Expense Limitation Agreement (15)
a. Schedule A and B to Expense Limitation Agreement dated May 1, 2007 (16)
b. Schedule A and B to Expense Limitation Agreement dated August 1, 2007 (To be filed by amendment)
	(3)	Participation Agreement between ATST and Western Reserve Life Assurance Co. of Ohio dated February 27, 1991, as amended (17)

(i)	Opinion of Counsel (To be filed by amendment)

(j)	Consent of Independent Accounting Firm (To be filed by amendment)

(k)	Not applicable

(l)	Not applicable

(m)	Plan of Distribution under Rule 12b-1
	(1)		Initial Class (2)
	(2)		Service Class (17)
		a.	Plan of Distribution under Rule 12b-1 (Initial and Service Class) (updated Schedule A dated August 1, 2007) (17)
	(3)		Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated November 1, 2007 (To be filed by amendment)
(n)	Not applicable

(o)	Reserved

(p)	Code of Ethics

	(1)		Transamerica Fund Advisors, Inc. (11)
	(2)		AEGON/Transamerica Series Trust (11)

4

SUB-ADVISERS
	(3)	Federated Investment Management Company of Pennsylvania (11)
	(4)	Columbia Management Advisors, LLC (11)
	(5)	Transamerica Investment Management, LLC (11)
	(6)	T. Rowe Price Associates, Inc (11)
	(7)	Van Kampen Asset Management (11)
	(8)	Third Avenue Management LLC (13)
	(9)	American Century Investment Management, Inc. (11)
	(10)	Munder Capital Management (12)
	(11)	ING Clarion Real Estate Securities (11)
	(12)	Jennison Associates LLC (11)
	(13)	MFS Investment Management (12)
	(14)	Pacific Investment Management Company LLC (11)
	(15)	J.P Morgan Investment Management, Inc. (11)
	(16)	Morgan Stanley Investment Management, Inc. (11)
	(17)	Capital Guardian Trust Company (15)
	(18)	Templeton Investment Counsel, LLC (11)
	(19)	Morningstar Associates, LLC (11)
	(20)	ClearBridge Advisors, LLC (16)
	(21)	BlackRock Investment Management, LLC (13)

(q)	Powers of Attorney (Filed herein)

(1)	Previously filed with Post-Effective Amendment No. 26 to the Registration Statement filed on December 26, 1996 and incorporated herein by reference.

(2)	Previously filed with Post-Effective Amendment No. 36 to the Registration Statement filed on April 27, 1999 and incorporated herein by reference.

(3)	Previously filed with Post-Effective Amendment No. 50 to the Registration Statement filed on April 30, 2002 and incorporated herein by reference.

(4)	Previously filed with Post-Effective Amendment No. 43 to the Registration Statement filed on February 15, 2001 and incorporated herein by reference.

(5)	Previously filed with Post-Effective Amendment No. 56 to the Registration Statement filed on February 28, 2003 and incorporated herein by reference.

(6)	Previously filed with Post-Effective Amendment No. 58 to the Registration Statement filed on October 15, 2003 and incorporated herein by reference.

(7)	Previously filed with Post-Effective Amendment No. 60 to the Registration Statement filed on April 30, 2004 and incorporated herein by reference.

(8)	Previously filed with Post-Effective Amendment No. 62 to the Registration Statement filed on February 25, 2005 and incorporated herein by reference.

(9)	Previously filed with Post-Effective Amendment No. 63 to the Registration Statement filed on April 22, 2005 and incorporated herein by reference.

(10)	Previously filed with Post-Effective Amendment No. 64 to the Registration Statement filed on June 6, 2005 and incorporated herein by reference.

(11)	Previously filed with Transamerica IDEX Mutual Fund’s Post-Effective Amendment No. 77 to the Registration Statement filed on March 1, 2006 and incorporated herein by reference (File No. 33-02659).

(12)	Previously filed with Post-Effective Amendment No. 66 to the Registration Statement filed on April 28, 2006 and incorporated herein by reference.

(13)	Previously filed with Transamerica IDEX Mutual Fund’s Post-Effective Amendment No. 81 to the Registration Statement filed on October 13, 2006 (File No. 33-02659)

(14)	Previously filed with Post Effective Amendment No. 1 to the Registration Statement on Form N-14 filed on January 31, 2007 and incorporated herein by reference (File No. 333-136346).

(15)	Previously filed with Post Effective Amendment No. 67 to the Registration Statement filed on February 28, 2007 and incorporated herein by reference.

(16)	Previously filed with Post Effective Amendment No. 68 to the Registration Statement filed on April 30, 2007 and incorporated herein by reference.

(17)	Previously filed with Post Effective Amendment No 70 to the Registration Statement filed on July 31, 2007 and incorporated herein by reference.

5

Item 24. Persons Controlled by or under Common Control with Registrant.
To the knowledge of the Registrant, neither the Registrant nor any series thereof is controlled by or under common control with any other person. The Registrant has no subsidiaries.
Item 25. Indemnification.
Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Registrant’s Declaration of Trust and Bylaws which are incorporated herein by reference.
Pursuant to Rule 484, insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 26. Business and Other Connections of Investment Adviser.
Transamerica American Century Large Company Value VP: Sub-Adviser — American Century Investment Management Inc. (“American Century”)
     American Century is located at 4500 Main Street, Kansas City, Missouri 64111. James Evans Stowers, Jr. is a Director; Jonathan Thomas is a Director and Executive Vice President; Maryanne Roepke is Chief Compliance Officer; Charles A. Etherington is Chief Legal Officer and Senior Vice President; Enrique Chang is President, Chief Executive Officer and Chief Investment Officer; John W. Zindel is Chief Financial Officer and Chief Accounting Officer.
* * *
Transamerica BlackRock Large Cap Value VP: Sub-Adviser — BlackRock Investment Management, LLC (“BlackRock”)
     BlackRock,, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as sub-adviser to TA IDEX BlackRock Global Allocation, TA IDEX BlackRock Large Cap Value and TA IDEX BlackRock Natural Resources. Laurence Douglas Fink is Chief Executive Officer; Robert Kapito is President; Scott Amero is Vice Chairman; Paul Audet is Chief Financial Officer and Managing Director; Robert Peter Connolly is General Counsel, Secretary and Managing Director; Robert Doll is Vice Chairman; Robert Fairbairn is Vice Chairman; Charles Hallac is Vice Chairman; Barbara Novick is Vice Chairman; Susan Wagner is Vice Chairman and Chief Operating Officer.
     * * *
Transamerica Capital Guardian Global VP, Transamerica Capital Guardian U.S. Equity VP and Transamerica Capital Guardian Value VP: Sub-Adviser — Capital Guardian Trust Company (“Capital Guardian”)
     Capital Guardian is located at One Market Street, Steuart Tower, Suite 1800, San Francisco, CA 94105. The executive officers include:

Chairman	David I. Fisher
Vice Chair	Nancy J. Kyle
Vice Chair	Eugene P. Stein
President	Andrew F. Barth
Executive Vice President	P. Andrew Stenovec
Senior Vice President & President, PIM Division	John B. Emerson
Senior Vice President	Michael Ericksen
Senior Vice President & Treasurer	Michael A. Felix

6

Senior Vice President & Senior Counsel	Peter C. Kelly
Senior Vice President	Lianne K. Koeberle
Senior Vice President	Karen A. Miller
Senior Vice President	Robert H. Niethart
Senior Vice President	Theodore R. Samuels
Senior Vice President	Lionel M. Sauvage
Senior Vice President	Eric H. Stern
Senior Vice President	Jill A. Sumiyasu
Senior Vice President	Alan J. Wilson
Director	Victor D. Kohn
Director	Karin L. Larson
Director	Jason M. Pilalas
Director	Marie C. Powell
* * *
Transamerica Clarion Real Estate Securities VP: Sub-Adviser — ING Clarion Global Real Estate Securities (“Clarion”)
     Clarion is located at 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087. Its officers are: T. Ritson Ferguson, Executive Officer/Chief Investment Officer; Jarrett B. Kling, Executive Officer; Stephen J. Furnary, Executive Officer; Steven D. Burton, Executive Officer; Joseph P. Smith, Executive Officer.
* * *
Transamerica Federated Market Opportunity VP: Sub-Adviser — Federated Equity Management Company of Pennsylvania (“Federated”)
     Federated is located at Federated Investors Tower, 1001 Liberty Avenue, 25th Floor, Pittsburgh, Pennsylvania 15222-3779. It is a subsidiary of Federated Investors, Inc. Federated serves as investment adviser to a number of investment companies and private accounts. Total assets under management by Federated and other subsidiaries of Federated Investors, Inc. is approximately $301.6 billion. The Trustees of Federated, their position with Federated, and, in parenthesis, their principal occupations are as follows: J. Christopher Donahue, Trustee and Chairman (Chief Executive Officer and Trustee, Federated Investors, Inc.; Chairman and Director, Federated Investment Management Company, Federated Advisory Services Company, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Investment Counseling, Federated Asset Management GmbH (Germany), Federated International Holdings BV (The Netherlands), Federated International Management Limited (Ireland) and Federated Shareholder Services Company; Director, Federated Services Company); John B. Fisher, Trustee, Chief Executive Officer and President (Trustee, Chief Executive Officer and President of Federated Investment Management Company, Federated Advisory Services Company, Federated Global Investment Management Corp., Federated MDTA LLS.; Trustee and President — Investment Research, Federated Investment Counseling; Chief Executive Officer and President, Passport Research, Ltd.); Thomas R. Donahue, Trustee and Treasurer (Trustee, Vice President, Chief Financial Officer and Treasurer, Federated Investors, Inc.; Trustee and Treasurer, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Administrative Services, Inc., Federated Global Investment Management Corp., Federated Investors Trust Company, Federated Services Company and Federated Shareholder Services Company; Trustee and Executive Vice President, Federated Securities Corp.; Director and President, FII Holdings, Inc.; Treasurer, Federated Administrative Services and Passport Research, Ltd.; Trustee, Federated MDTA LLC.); Stephen F. Auth, Executive Vice President (Executive Vice President, Federated Advisory Services Company, Federated Global Investment Management Corp. and Federated Investment Counseling); Mark D. Olson, Trustee (Trustee, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bavard, 107 W. Market Street, Georgetown, Delaware 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, PA 15222-3779.
     The remaining Officer of Federated is Secretary and Vice President: G. Andrew Bonnewell.
     The business address of each of the Officers of Federated is Federated Investors Tower, 1001 Liberty Avenue, 25th Floor, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of some of the investment advisers to other mutual funds.
* * *
Jennison Growth: Sub-Adviser — Jennison Associates LLC (“Jennison”)
     Jennison is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly owned

7

subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly owned subsidiary of Prudential Financial Inc. Jennison provides investment supervisory services to its clients, which are comprised primarily of qualified and non-qualified plans, foundations, endowments, mutual funds, private investment companies and other institutional clients.
     The business and other connections of Jennison Associates LLC’s directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.

Name and Address	Principal Occupation
Dennis M. Kass	Director, Chairman and Chief Executive Officer, Jennison. Chairman and Manager, Quantitative Management Associates LLC (“QM”). Director, Senior Managing Director and Vice President, Prudential Investment Management, Inc. (“PIM”).

Spiros Segalas	Director, President and Chief Investment Officer, Jennison.

Mehdi A. Mahmud	Director, Vice Chairman, Executive Vice President and Chief Operating Officer, Jennison.

Kathleen A. McCarragher	Director and Managing Director, Jennison.

Timothy Knierim Gateway Center Three, 15th Floor 100 Mulberry Street Newark, New Jersey 07102	Director, Jennison. Assistant Secretary, PIM Warehouse, Inc. (“PIMW”). Vice President, PIM. Vice President, Residential Information Services, Inc. Vice President, PIM. Manager, QM.

Bernard B. Winograd Gateway Center Three, 15th Floor 100 Mulberry Street Newark, New Jersey 07102	Director, Jennison. Director, Chief Executive Officer and President, PIM. Manager and Vice President, Prudential Asset Management Holding Company LLC. Director and Chairman, PIMW. Director and Chairman, PIC Holdings Limited. Executive Vice President, Prudential Investment Management Services LLC. Director and President, PIM Investments, Inc. President, PIM Foreign Investments, Inc. Manager, QM.

Ronald K. Andrews Gateway Center Three, 15th Floor 100 Mulberry Street Newark, New Jersey 07102	Director, Jennison. Senior Vice President, Prudential Investments LLC (“PI”). Senior Vice President, Prudential Annuities Advisory Services, Inc. Manager, QM.

Mirry M. Hwang	Secretary, Vice President and Corporate Counsel, Jennison.

Joseph M. Carrabes 1000 Winter Street, Suite 4900 Waltham, Massachusetts 02451	Executive Vice President, Jennison.

Kenneth Moore	Treasurer, Executive Vice President and Chief Financial Officer, Jennison. Chief Financial Officer, Manager and Vice President, QM. Vice President, PIM. Director, Prudential Trust Company (“PTC”).

Stuart S. Parker	Executive Vice President, Jennison. Vice President, QM.

Leslie S. Rolison	Senior Vice President, Jennison. Vice President, QM.
* * *
Transamerica Index 50 VP, Transamerica Index 75 VP — AEGON USA Investment Management LLC (AUIM:”)
AUIM, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, serves as sub-adviser to Transamerica Index 50 VP and Transamerica Index 75 VP. Its managers and officers are:
MANAGERS:
David L. Blankenship
David M. Carney
Frank E. Collecchia
Eric B. Goodman
OFFICERS:
Eric B. Goodman, President & Chief Investment Officer
David L. Blankenship, Executive Vice President and Chief Operating Officer
Kirk W. Buese, Executive Vice President — Private and Structured Finance
David M. Carney, Executive Vice President, Treasurer and Chief Financial Officer
Frank E. Collecchia, Executive Vice President-Portfolio Management
Daniel P. Fox, Executive Vice President — Risk Management

8

Bradley J. Beman, Senior Vice President
Josh E. Braverman, Senior Vice President
Joel L. Coleman, Senior Vice President
Mark E. Dunn, Senior Vice President
Robert Fitzsimmons, Senior Vice President
Kevin A. Giles, Senior Vice President — New Initiatives
David R. Halfpap, Senior Vice President
William L. Hurwitz, Senior Vice President
James R. Landis, Senior Vice President
Calvin W. Norris, Senior Vice President
Eric C. Perry, Senior Vice President
Stephanie M. Phelps, Senior Vice President
James K. Schaeffer, Jr., Senior Vice President
Sarvjeev S. Sidhu, Senior Vice President
Michael B. Simpson, Senior Vice President
Jon L. Skaggs, Senior Vice President
Robert A. Smedley, Senior Vice President
Jeffrey A. Whitehead, Senior Vice President
John F. Bailey, Vice President
James K. Baskin, Vice President
Gregg A. Botkin, Vice President
James K. Cameron, Vice President
Garry E. Creed, Vice President
Douglas A. Dean, Vice President
Bradley D. Doyle, Vice President
Cindy Eason-Manning, Vice President
Mark D. Evans, Vice President
Julie A. Franklin, Vice President
Scott P. Hassenstab, Vice President
William J. Henricksen, Vice President
David Hopewell, Vice President
Frederick B. Howard, Vice President
Karen E. Hufnagel, Vice President
Jon D. Kettering, Vice President
John D. Marcsik, Vice President
Jeffrey T. McGlaun, Vice President
Jeremy S. Mead, Vice President
Steven P. Opp, Vice President
Christopher D. Pahlke, Vice President
Michael J. Parrish, Vice President
Mary T. Pech, Vice President
Greg A. Podhajsky, Vice President
Stacey S. Rutledge, Vice President
Michael S. Smith, Vice President
J. Staley Stewart, Vice President
Debra R. Thompson, Vice President
Michael A. Urban, Vice President
Xueqing Wang, Vice President
Douglas A. Weih, Vice President
Karen R. Wright, Vice President
M. Christina Galligan, Assistant Vice President
Paul J. Houk, General Counsel and Secretary
Jessica L. Cole, Chief Compliance Officer
Clint L. Woods, Assistant Secretary
* * *

9

Transamerica JPMorgan Enhanced Index VP, Transamerica JPMorgan Mid Cap Value VP: Sub-Adviser — J.P. Morgan Investment Management Inc. and Transamerica JPMorgan Core Bond VP: - JPMorgan Investment Advisors Inc. (“JPMorgan”)
     JPMorgan is a wholly owned subsidiary of JPMorgan Chase & Co. JPMorgan provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies.
     The directors and principal officers of JPMorgan are listed below. Unless otherwise indicated, each director and officer has a principal business address of 245 Park Avenue, New York, New York 10167: Evelyn V. Guernsey, Managing Director, Director and President; George C.W. Gatch, Director, Managing Director; Lawrence Unrein, Director, Managing Director; Head of Private Equity and Hedge Funds; Seth P. Bernstein, Managing Director, Global Head of Fixed Income; Clive S. Brown, Director, Managing Director, Head of International Business; Iiman A. Pappas, Managing Director, Treasurer; Joseph K. Azelby, Managing Director, Head of Real Estate; Susan M. Canning, Vice President.
     JPMorgan Investment Advisors Inc. is located at 1111 Polaris Parkway, Suite B2, Columbus, Ohio 43240.
* * *
Transamerica Legg Mason Partners All Cap VP: Sub-Adviser — ClearBridge Advisors, LLC (“ClearBridge”)
     ClearBridge, located at 620 Eighth Avenue, New York, New York, 10018, serves as sub-adviser to Legg Mason Partners All Cap. The directors and officers are as follows: Terrence James Murphy is Chief Administrative Officer; Brian Scott Posner is President, Chief Executive Officer and Co-Chief Investment Officer, Harry David Cohen is Co-Chief Investment Officer; Barbara Brooke Manning is Chief Compliance Officer; Mark Raymond Fetting, Charles James Daley and Peter Lanning Bain are Directors.
* * *
Transamerica Marsico Growth VP: Sub-Adviser — Columbia Management Advisors, LLC (“CMA”)
     CMA is located at 100 Federal Street, Boston, MA 02110, and serves as sub-adviser to TA IDEX Marsico Growth. Keith T. Banks, Chairman, President, Chief Executive Officer, Chief Investment Officer and Manager; Colin Moore, Chief Investment Officer; Atul Varma, Chief Financial Officer; Christopher L. Wilson, Head of Mutual Funds and Manager for CMA; Linda J. Wondrack, Chief Compliance Officer.
* * *
Transamerica MFS High Yield VP and Transamerica MFS International Equity VP: Sub-Adviser — MFS Investment Management (“MFS”)
     MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. The Directors of MFS are Robert C. Pozen, Robert J. Manning, Martin E. Beaulieu, Donald A. Stewart, Thomas A. Bogart and Kevin Dougherty. . Robert C. Pozen is the Chairman, Director and Chairman of the Board; Mr. Manning is Director, Chief Executive Officer, Chief Investment Officer, and President; Donald Stewart, Kevin Dougherty and Thomas A Bogart are Directors. Mr. Beaulieu is Executive Vice President and Director of Global Distribution; Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria D. Dwyer is Executive Vice President, Chief Regulatory Officer and Chief Compliance Officer; Mark N. Polebaum is an Executive Vice President, General Counsel and Secretary; Daniel W. Finegold, Mitchell C. Freestone, Ethan D. Corey, Mark D. Kaplan, Jeremy Kream and Susan S. Newton are Assistant Secretaries; Michael W. Roberge is an Executive Vice President, Chief Investment Officer-U.S. Investments and Co-Director of Global Research; David A. Antonelli is an Executive Vice President, Chief Investment Officer-Non U.S. and Global Equity Investments and Co-Director of Global Research; Paul T. Kirwan is an Executive Vice President, Chief Financial Officer and Treasurer; Elizabeth Petipas is the Assistant Treasurer; Mark D. Kaplan and Susan S. Newton are Assistant Secretaries and Timothy Tierney is the Tax Officer.
* * *
Transamerica Munder Net50 VP: Sub-Adviser — Munder Capital Management (“Munder”)
     Munder, located at 480 Pierce Street, Birmingham, MI 48009, performs investment advisory services for investment companies and institutional and individual investors. The partners of Munder are WAM Holdings, Inc. (“WAM”), WAM Holdings II, Inc. (“WAM II”) and Munder Group, LLC. WAM and WAM II are wholly-owned subsidiaries of Comerica Bank, which in turn is a

10

wholly-owned subsidiary of Comerica Incorporated, a publicly-held band holding company. Comerica Incorporated, through its subsidiary Comerica Bank, owns or controls approximately 96% of the partnership interests in the Sub-Adviser (87% on a fully diluted basis). Executive Officers of Munder include: Dennis J. Moordian, Chief Executive Officer, who also serves as Executive Vice President — Wealth and Institutional Management of Comerica Incorporated; Enrique Chang, President and Chief Executive Officer, who also serves as President and Principal Executive Officer of The Munder Funds, Executive Vice President, Investment Management and Chief Investment Officer of Comerica Bank and President of Pierce Street Advisors, LLC; Peter K. Hoglund, Managing Director, Chief Administrative Officer, who also serves as Vice President and Principal Financial Officer of The Munder Funds, and Chief Administrative Officer of Pierce Street Advisors, LLC; Todd B. Johnson, Managing Director, Chief Investment Officer, Passive, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of THE BISYS Group, Inc.; Peter G. Root, Managing Director, Chief Investment Officer — Fixed Income, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.; Stephen J. Shenkenberg, Managing Director, General Counsel and Chief Compliance Officer, who also serves as Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer of The Munder Funds, General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC, and is a Registered Representative Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.; John S. Adams, Managing Director, Chief Investment Officer, Equities, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.; Sharon E. Fayolle, Managing Director, Cash Management, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.; Anne K. Kennedy, Managing Director, Institutional Investment Services, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of The BISYS Group, Inc.; and Beth Obear, Managing Director, Human Resources.
* * *
Transamerica PIMCO Total Return VP: Sub-Adviser — Pacific Investment Management Co LLC (“PIMCO”)

Afrasiabi,Mark Saied	Pacific Investment Mgt Co. LLC	Vice President
Agredano,Carlos	Pacific Investment Mgt Co. LLC	Vice President
Ahto,Laura A.	PIMCO Europe Limited	Sr. Vice President
Althof,Michael	Germany Fixed Income	Vice President
Amey,Mike	PIMCO Europe Limited	Executive VP
Anctil,Stacie D.	Pacific Investment Mgt Co. LLC	Vice President
Anderson,Joshua M.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Andrews,David S.	Pacific Investment Mgt Co. LLC	Executive VP
Anochie,Kwame A.	Pacific Investment Mgt Co. LLC	Vice President
Arnold,Tammie J.	Pacific Investment Mgt Co. LLC	Managing Director
Asay,Michael R.	Pacific Investment Mgt Co. LLC	Executive VP
Asay,Susan	Pacific Investment Mgt Co. LLC	Vice President
Avancini,Joerg	Germany Fixed Income	Vice President
Baburek,Daniel	PIMCO Japan Limited	Sr. Vice President
Baker,Brian P.	PIMCO Hong Kong	Executive VP
Bal,Gita	PIMCO Europe Limited	Vice President
Balls,Andrew Thomas	Pacific Investment Mgt Co. LLC	Sr. Vice President
Banno,Denise C.	Pacific Investment Mgt Co. LLC	Executive VP
Bansal,Sharad	Pacific Investment Mgt Co. LLC	Vice President
Barnes,Donna E.	Pacific Investment Mgt Co. LLC	Vice President
Baz,Jamil	PIMCO Europe Limited	Executive VP
Beaumont,Stephen B.	Pacific Investment Mgt Co. LLC	Executive VP
Benson,Sandra M.	Pacific Investment Mgt Co. LLC	Vice President
Benz II,William R.	PIMCO Europe Limited	Managing Director
Ben-Zvi,Kfir Naftali	Pacific Investment Mgt Co. LLC	Vice President
Berndt,Andreas	Germany Fixed Income	Sr. Vice President
Bhansali,Vineer	Pacific Investment Mgt Co. LLC	Executive VP
Bishop,Gregory A.	Pacific Investment Mgt Co. LLC	Executive VP
Blair,David James	Pacific Investment Mgt Co. LLC	Vice President
Blau,Volker	Germany Fixed Income	Executive VP
Blomenkamp,Felix	Germany Fixed Income	Sr. Vice President
Blute,Ryan Patrick	PIMCO Europe Limited	Vice President
Bodereau,Philippe	PIMCO Europe Limited	Sr. Vice President
Boehm,Timo	Germany Fixed Income	Vice President
Borneleit,Adam	Pacific Investment Mgt Co. LLC	Sr. Vice President

11

Bosomworth,Andrew	Germany Fixed Income	Executive VP
Boyd,C Robert	Pacific Investment Mgt Co. LLC	Vice President
Bradshaw,Myles Emmerson Charles	PIMCO Europe Limited	Vice President
Bridwell,Jennifer S	Pacific Investment Mgt Co. LLC	Sr. Vice President
Brittain,WH Bruce	Pacific Investment Mgt Co. LLC	Executive VP
Broadwater,Kevin M.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Brown,Erik C.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Brune,Christopher P.	Pacific Investment Mgt Co. LLC	Vice President
Brynjolfsson,John B	Pacific Investment Mgt Co. LLC	Managing Director
Bui,Giang H.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Burns,Michael A.	PIMCO Europe Limited	Sr. Vice President
Burns,Robert	Pacific Investment Mgt Co. LLC	Vice President
Burns,Robert Wesley	Pacific Investment Mgt Co. LLC	Consulting MD
Byer,Jeffrey Alan	Pacific Investment Mgt Co. LLC	Vice President
Callin,Sabrina C.	Pacific Investment Mgt Co. LLC	Executive VP
Carnachan,Robert Scott	PIMCO Hong Kong	Sr. Vice President
Cavalieri,John R.	Pacific Investment Mgt Co. LLC	Vice President
Chen,Wing-Harn	Pacific Investment Mgt Co. LLC	Vice President
Chin,Tracy	PIMCO Australia Pty. Ltd.	Vice President
Chipp,William	Pacific Investment Mgt Co. LLC	Vice President
Chopra,Amit	Pacific Investment Mgt Co. LLC	Vice President
Clarida,Richard H	Pacific Investment Mgt Co. LLC	Executive VP
Clark,Marcia K.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Clark,Raymond Matthew	Pacific Investment Mgt Co. LLC	Vice President
Clarke,James Robert	Pacific Investment Mgt Co. LLC	Vice President
Conseil,Cyrille R.	Pacific Investment Mgt Co. LLC	Executive VP
Cressy,Jonathan B.	Pacific Investment Mgt Co. LLC	Vice President
Cummings,John B.	Pacific Investment Mgt Co. LLC	Executive VP
Cupps,Wendy W.	Pacific Investment Mgt Co. LLC	Managing Director
Dada,Suhail H.	PIMCO Europe Limited	Executive VP
Dahlhoff,Juergen	Germany Fixed Income	Vice President
Danielsen,Birgitte	Pacific Investment Mgt Co. LLC	Vice President
Dawson,Craig A.	Pacific Investment Mgt Co. LLC	Executive VP
De Bellis,Mary	Pacific Investment Mgt Co. LLC	Vice President
De Leon,William G.	Pacific Investment Mgt Co. LLC	Executive VP
De Lorenzo,Nicola A.	PIMCO Europe Limited	Vice President
Devlin,Edward	Pacific Investment Mgt Co. LLC	Sr. Vice President
Dialynas,Chris P.	Pacific Investment Mgt Co. LLC	Managing Director
Dilek,Burcin	Germany Fixed Income	Vice President
Dorff,David J.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Dorrian,Peter G.	PIMCO Australia Pty. Ltd.	Sr. Vice President
Dugan,Travis J.	Pacific Investment Mgt Co. LLC	Vice President
Durham,Jennifer E.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Dutta,Manish	Pacific Investment Mgt Co. LLC	Vice President
Edler,Vernon	Pacific Investment Mgt Co. LLC	Vice President
Eedes,Linda	PIMCO Europe Limited	Vice President
El-Erian,Mohamed A.	Pacific Investment Mgt Co. LLC	Managing Director
Ellis,Edward L.	Pacific Investment Mgt Co. LLC	Vice President
Eltz,Antoinette	PIMCO Europe Limited	Vice President
England,Jason S.	Pacific Investment Mgt Co. LLC	Vice President
Estep,Bret W.	Pacific Investment Mgt Co. LLC	Vice President
Evans,Stefanie D.	Pacific Investment Mgt Co. LLC	Vice President
Fairchild,Anne Mary	PIMCO Europe Limited	Sr. Vice President
Feeny,Martin E.	Pacific Investment Mgt Co. LLC	Vice President
Fejdasz,Melissa A.	Pacific Investment Mgt Co. LLC	Vice President
Fields,Robert A.	Pacific Investment Mgt Co. LLC	Sr. Vice President

12

Finkenzeller,Thomas	Germany Fixed Income	Vice President
Fisher,Marcellus M.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Flattum,David C.	Pacific Investment Mgt Co. LLC	Executive VP
Foong,Hock Meng	PIMCO Asia Pte Ltd	Executive VP
Forsyth,Andrew C.	PIMCO Canada	Vice President
Fournier,Joseph A.	PIMCO Europe Limited	Sr. Vice President
Fowler,Ellen	Pacific Investment Mgt Co. LLC	Vice President
Foxall,Julian	PIMCO Australia Pty. Ltd.	Sr. Vice President
Frisch,Ursula T.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Fulford III,Richard F.	PIMCO Europe Limited	Executive VP
Furusho,Hiroaki	PIMCO Japan Limited	Vice President
Gandolfi,Alessandro	PIMCO Europe Limited	Sr. Vice President
Garbuzov,Yuri P.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Garden,Kaylee	PIMCO Australia Pty. Ltd.	Vice President
Gibson,Thomas C.	Pacific Investment Mgt Co. LLC	Vice President
Gingrich,Robert M	Pacific Investment Mgt Co. LLC	Vice President
Gleason,George Steven	Pacific Investment Mgt Co. LLC	Executive VP
Gomez,Michael A.	Pacific Investment Mgt Co. LLC	Executive VP
Gore,Gregory T.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Gould,Linda J	Pacific Investment Mgt Co. LLC	Vice President
Grabar,Gregory S.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Graves,Zoya Schoenholtz	Pacific Investment Mgt Co. LLC	Vice President
Greer,Robert J.	Pacific Investment Mgt Co. LLC	Executive VP
Griffiths,Stuart Paul	PIMCO Europe Limited	Vice President
Gross,William H.	Pacific Investment Mgt Co. LLC	Managing Director
Gruben,Kristin Lynn	Pacific Investment Mgt Co. LLC	Vice President
Grzesik,Marco	PELM	Vice President
Gu,Haidi	Pacific Investment Mgt Co. LLC	Vice President
Gupta,Sachin	PIMCO Europe Limited	Vice President
Gupta,Shailesh	Pacific Investment Mgt Co. LLC	Sr. Vice President
Haaf,Tim	Germany Fixed Income	Vice President
Haeckl,Tanja	Germany Fixed Income	Vice President
Hagmeier,William Robert	Pacific Investment Mgt Co. LLC	Vice President
Hally,Gordon C.	Pacific Investment Mgt Co. LLC	Executive VP
Hamalainen,Pasi M.	Pacific Investment Mgt Co. LLC	Managing Director
Hardaway,John P.	Pacific Investment Mgt Co. LLC	Executive VP
Harris,Brent Richard	Pacific Investment Mgt Co. LLC	Managing Director
Harumi,Kazunori	PIMCO Japan Limited	Sr. Vice President
Hastings,Arthur J.	Pacific Investment Mgt Co. LLC	Vice President
Hayes,Ray C.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Heimann,Ilan	PIMCO Europe Limited	Sr. Vice President
Helsing,Jeffrey	Pacific Investment Mgt Co. LLC	Vice President
Herlan,Hans Joerg	Germany Fixed Income	Vice President
Hodge,Douglas M.	PIMCO Japan Limited	Managing Director
Holden,Brent L.	Pacific Investment Mgt Co. LLC	Managing Director
Holloway Jr.,Dwight F.	PIMCO Europe Limited	Executive VP
Hudoff,Mark T.	Pacific Investment Mgt Co. LLC	Executive VP
Hughes,Mark Alan	Pacific Investment Mgt Co. LLC	Vice President
Huxhorn,Michael	Germany Fixed Income	Vice President
Ing,Terrence Liu	Pacific Investment Mgt Co. LLC	Vice President
Isberg,Margaret E.	PIMCO Canada	Managing Director
Ishida,Koji	PIMCO Japan Limited	Vice President
Ivascyn,Daniel J.	Pacific Investment Mgt Co. LLC	Managing Director
Jacobs IV,Lew W.	Pacific Investment Mgt Co. LLC	Managing Director
Jann,Juergen	Germany Fixed Income	Sr. Vice President
Johnson,Eric D	Pacific Investment Mgt Co. LLC	Vice President
Johnson,Kelly	Pacific Investment Mgt Co. LLC	Vice President

13

Johnson,Nicholas J	Pacific Investment Mgt Co. LLC	Vice President
Jones,Steven L.	Pacific Investment Mgt Co. LLC	Vice President
Karpov,Natalie	Pacific Investment Mgt Co. LLC	Vice President
Katz,Ulrich	Germany Fixed Income	Sr. Vice President
Kavafyan,Constance	PIMCO Europe Limited	Vice President
Keck,Andreas	Germany Fixed Income	Sr. Vice President
Kelleher III,Thomas J.	Pacific Investment Mgt Co. LLC	Vice President
Keller,James M.	Pacific Investment Mgt Co. LLC	Managing Director
Kellerhals,Philipp	Germany Fixed Income	Vice President
Kelly,Benjamin Marcus	PIMCO Australia Pty. Ltd.	Vice President
Kersman,Alec	Pacific Investment Mgt Co. LLC	Vice President
Kezelman,Jason M.	Pacific Investment Mgt Co. LLC	Vice President
Kiesel,Mark R.	Pacific Investment Mgt Co. LLC	Executive VP
King Jr.,John Stephen	Pacific Investment Mgt Co. LLC	Sr. Vice President
King,Stephanie Lorraine	Pacific Investment Mgt Co. LLC	Sr. Vice President
Kirkbaumer,Steven P.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Kishimoto,Yayoi	PIMCO Japan Limited	Vice President
Komatsu,Mitsuaki	PIMCO Japan Limited	Sr. Vice President
Korinke,Kimberley Grace	Pacific Investment Mgt Co. LLC	Vice President
Korinke,Ryan Patrick	Pacific Investment Mgt Co. LLC	Vice President
Kressin,Thomas	Germany Fixed Income	Sr. Vice President
Kuhner,Kevin D.	PIMCO Europe Limited	Vice President
Lackey,Warren M.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Larsen,Henrik P.	Pacific Investment Mgt Co. LLC	Sr. Vice President
LeBrun Jr.,Richard R.	Pacific Investment Mgt Co. LLC	Vice President
Lee,Alvin Lip Sin	PIMCO Asia Pte Ltd	Vice President
Lee,Robert Ru-Bor	Pacific Investment Mgt Co. LLC	Vice President
Lehavi,Yanay	Pacific Investment Mgt Co. LLC	Sr. Vice President
Li,Li	PIMCO Hong Kong	Vice President
Lian,Chia Liang	PIMCO Asia Pte Ltd	Vice President
Linder,Astrid	Germany Fixed Income	Vice President
Linder,Dominique	Germany Fixed Income	Vice President
Loftus,John S.	Pacific Investment Mgt Co. LLC	Consulting MD
Loh,John J.	Pacific Investment Mgt Co. LLC	Vice President
Lopez,Rafael A.	PIMCO Japan Limited	Vice President
Louanges,Matthieu	Germany Fixed Income	Executive VP
Lowe,Erika Hayflick	Pacific Investment Mgt Co. LLC	Vice President
Lown,David C.	Pacific Investment Mgt Co. LLC	Executive VP
Ludwig,Steven Charles	Pacific Investment Mgt Co. LLC	Sr. Vice President
Mak,Richard	Pacific Investment Mgt Co. LLC	Vice President
Manseau,Chantal Marie-Helene	PIMCO Canada Mgmt	Vice President
Mariappa,Sudesh N.	Pacific Investment Mgt Co. LLC	Managing Director
Martel,Rene	Pacific Investment Mgt Co. LLC	Vice President
Martin,Scott W.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Martini,Nadege	Germany Fixed Income	Vice President
Masanao,Tomoya	PIMCO Japan Limited	Executive VP
Mather,Scott A.	Germany Fixed Income	Managing Director
Mayershofer,Veronika	Germany Fixed Income	Vice President
McCann,Patrick Murphy	Pacific Investment Mgt Co. LLC	Vice President
McCray,Mark V.	Pacific Investment Mgt Co. LLC	Managing Director
McCulley,Paul A.	Pacific Investment Mgt Co. LLC	Managing Director
McDevitt,Joseph V.	PIMCO Europe Limited	Managing Director
Mead,Robert	PIMCO Australia Pty. Ltd.	Executive VP
Meehan Jr.,James P.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Meggers,Julie Ann	Pacific Investment Mgt Co. LLC	Vice President
Merz,Frederic	Germany Fixed Income	Vice President
Metsch,Mark E.	Pacific Investment Mgt Co. LLC	Vice President

14

Mewbourne,Curtis A.	Pacific Investment Mgt Co. LLC	Executive VP
Mierau,Kristion T.	Pacific Investment Mgt Co. LLC	Vice President
Miller Jr.,Kendall P.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Miller,John M.	Pacific Investment Mgt Co. LLC	Executive VP
Millimet,Scott A.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Milo,Davida J.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Minaki,Haruki	PIMCO Japan Limited	Sr. Vice President
Mitchell,Gail	Pacific Investment Mgt Co. LLC	Sr. Vice President
Mogelof,Eric J.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Molloy,Carol	PIMCO Australia Pty. Ltd.	Vice President
Monson,Kristen S.	Pacific Investment Mgt Co. LLC	Executive VP
Montgomery,John C.	Pacific Investment Mgt Co. LLC	Vice President
Moore,James F.	Pacific Investment Mgt Co. LLC	Executive VP
Morena,Robert	Pacific Investment Mgt Co. LLC	Sr. Vice President
Muehlethaler,Jeffrey Charles	Pacific Investment Mgt Co. LLC	Vice President
Mukherji,Raja	Pacific Investment Mgt Co. LLC	Sr. Vice President
Mulcahy,Matthew J.	PIMCO Australia Pty. Ltd.	Vice President
Murano,Yuko	PIMCO Japan Limited	Vice President
Murata,Alfred T.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Muzzy,James Frederic	Pacific Investment Mgt Co. LLC	Managing Director
Nabors,Robin	Pacific Investment Mgt Co. LLC	Vice President
Nambimadom,Ramakrishnan S.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Nest,Matthew J.	PIMCO Hong Kong	Vice President
Ng,Albert K.	Pacific Investment Mgt Co. LLC	Vice President
Nguyen,Tommy D.	PIMCO Europe Limited	Vice President
Nicholls,Steven B.	PIMCO Europe Limited	Sr. Vice President
Nieves,Roger O.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Nojima,Sachiko	PIMCO Japan Limited	Vice President
Norris,John F.	Pacific Investment Mgt Co. LLC	Vice President
O’Connell,Gillian	PIMCO Europe Limited	Sr. Vice President
Okamura,Shigeki	Pacific Investment Mgt Co. LLC	Sr. Vice President
Okuma,Sachiko	PIMCO Japan Limited	Vice President
Okun,Ric	Pacific Investment Mgt Co. LLC	Sr. Vice President
Olazabal,Joshua A	Pacific Investment Mgt Co. LLC	Vice President
Ong,Arthur Y.D.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Ongaro,Douglas J.	Pacific Investment Mgt Co. LLC	Executive VP
Osborne,Simon Timothy	Pacific Investment Mgt Co. LLC	Vice President
Osses,Guillermo Ariel	Pacific Investment Mgt Co. LLC	Sr. Vice President
Otterbein,Thomas J.	Pacific Investment Mgt Co. LLC	Managing Director
Ozeki,Koyo	PIMCO Japan Limited	Executive VP
Pagani,Lorenzo P.	Germany Fixed Income	Vice President
Parikh,Saumil H.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Paulson,Bradley W.	Pacific Investment Mgt Co. LLC	Executive VP
Perez,Keith	Pacific Investment Mgt Co. LLC	Sr. Vice President
Philipp,Elizabeth M.	Pacific Investment Mgt Co. LLC	Executive VP
Phillipson,Daniel	Germany Fixed Income	Vice President
Pimentel,Rudolph	Pacific Investment Mgt Co. LLC	Vice President
Pittman,David J.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Podlich,William F.	Pacific Investment Mgt Co. LLC	Consulting MD
Porterfield,Mark J.	Pacific Investment Mgt Co. LLC	Executive VP
Potthof,Axel	Germany Fixed Income	Sr. Vice President
Powers,William C.	Pacific Investment Mgt Co. LLC	Managing Director
Putyatin,Vladyslav	PIMCO Europe Limited	Sr. Vice President
Qu,Wendong	Pacific Investment Mgt Co. LLC	Sr. Vice President
Rahari,Pierre-Yves	PIMCO Europe Limited	Vice President
Ratner,Joshua D.	Pacific Investment Mgt Co. LLC	Vice President
Ravano,Emanuele	PIMCO Europe Limited	Managing Director

15

Reimer,Danelle J.	Pacific Investment Mgt Co. LLC	Vice President
Reimer,Ronald M.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Reisz,Paul W.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Repoulis,Yiannis	PELM	Sr. Vice President
Rice,Thomas Edmund	PIMCO Europe Limited	Sr. Vice President
Rodosky,Stephen A.	Pacific Investment Mgt Co. LLC	Executive VP
Rogers,William A.	PIMCO Australia Pty. Ltd.	Vice President
Rollins,Melody	Pacific Investment Mgt Co. LLC	Sr. Vice President
Romano,Mark A.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Roney,Scott L.	Pacific Investment Mgt Co. LLC	Executive VP
Ronnie,Stephen	Germany Fixed Income	Vice President
Rosen,Bret Jonathan George	Pacific Investment Mgt Co. LLC	Vice President
Rowe,Cathy T.	Pacific Investment Mgt Co. LLC	Vice President
Rudolph,Lynn	Pacific Investment Mgt Co. LLC	Vice President
Ruthen,Seth R.	Pacific Investment Mgt Co. LLC	Executive VP
Sakane,Yoshiyuki	PIMCO Japan Limited	Vice President
Sargent,Jeffrey M.	Pacific Investment Mgt Co. LLC	Executive VP
Schaus,Stacy Leigh	Pacific Investment Mgt Co. LLC	Sr. Vice President
Scherzinger,Marion	Germany Fixed Income	Vice President
Schmider,Ernest L.	Pacific Investment Mgt Co. LLC	Managing Director
Schnatterer,Monika	Germany Fixed Income	Vice President
Schucking,Ivor E.	Pacific Investment Mgt Co. LLC	Executive VP
Schuetz,Patricia Ann	PIMCO Europe Limited	Vice President
Schulist,Stephen O.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Schultes,Adrian O.	Pacific Investment Mgt Co. LLC	Vice President
Schwab,Gerlinde	Germany Fixed Income	Vice President
Schwetz,Myckola	Pacific Investment Mgt Co. LLC	Vice President
Scibisz,Iwona E.	Pacific Investment Mgt Co. LLC	Vice President
Scorah,Ian	PIMCO Europe Limited	Vice President
Sejima,Toru	PIMCO Japan Limited	Vice President
Seksaria,Rahul M.	Pacific Investment Mgt Co. LLC	Vice President
Senne,Verena	PELM	Vice President
Shaler,Timothy L.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Shaw,Matthew D.	Pacific Investment Mgt Co. LLC	Vice President
Sheehy,Erica H.	Pacific Investment Mgt Co. LLC	Vice President
Shepherd,Julie M.	Pacific Investment Mgt Co. LLC	Vice President
Shiroyama,Taro	PIMCO Japan Limited	Vice President
Short,Jonathan D.	Pacific Investment Mgt Co. LLC	Executive VP
Simon,W Scott	Pacific Investment Mgt Co. LLC	Managing Director
Skobtsov,Ivan	Germany Fixed Income	Sr. Vice President
Somersan-Coqui,Aylin	PELM	Vice President
Sonner,Michael	Germany Fixed Income	Sr. Vice President
Soto,Alyssa Michele	Pacific Investment Mgt Co. LLC	Vice President
Spajic,Luke Drago	PIMCO Europe Limited	Sr. Vice President
Spalding,Scott M.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Spandri,Tobias	Germany Fixed Income	Vice President
Spicijaric,Jennifer N.	Pacific Investment Mgt Co. LLC	Vice President
Springer,Jeffrey	PIMCO Australia Pty. Ltd.	Sr. Vice President
Staub,Christian Martin	Pacific Investment Mgt Co. LLC	Vice President
Stauffer,Christina	Pacific Investment Mgt Co. LLC	Vice President
Strauch,Joel Edward	Pacific Investment Mgt Co. LLC	Sr. Vice President
Stravato,Richard	Pacific Investment Mgt Co. LLC	Vice President
Strelow,Peter G	Pacific Investment Mgt Co. LLC	Sr. Vice President
Struc,Alexandru	PIMCO Europe Limited	Vice President
Sun,Hao	PIMCO Hong Kong	Vice President
Suo,Yuanyuan	Pacific Investment Mgt Co. LLC	Vice President
Suskind,Donald W.	Pacific Investment Mgt Co. LLC	Vice President

16

Suter,Joachim	PIMCO Europe Limited	Vice President
Takano,Makoto	PIMCO Japan Limited	Managing Director
Takechi,Yoichi	PIMCO Japan Limited	Vice President
Takeuchi,Ichiro	PIMCO Japan Limited	Vice President
Tarman,Daniel I	Pacific Investment Mgt Co. LLC	Executive VP
Telish,Christine M.	Pacific Investment Mgt Co. LLC	Vice President
Tersin,Dominique	PIMCO Europe Limited	Vice President
Theodore,Kyle J.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Thompson,Michael Frazier	PIMCO Europe Limited	Vice President
Thompson,William S.	Pacific Investment Mgt Co. LLC	Managing Director
Thurston,Powell C.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Toloui-Tehrani,Ramin	Pacific Investment Mgt Co. LLC	Sr. Vice President
Tomlinson,Brian	Germany Fixed Income	Vice President
Traber,Eva-Maria	Germany Fixed Income	Vice President
Trevithick,Natalie	Pacific Investment Mgt Co. LLC	Vice President
Trovato,Michael J.	Pacific Investment Mgt Co. LLC	Vice President
Tsubota,Shiro	PIMCO Japan Limited	Sr. Vice President
Tyson,Richard E.	Pacific Investment Mgt Co. LLC	Executive VP
Vallarta-Jordal,Maria-Theresa F.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Van De Zilver,Peter A.	Pacific Investment Mgt Co. LLC	Vice President
van Heel,Marc	PIMCO Europe Limited	Executive VP
van Zoelen,Henk Jan	PIMCO Europe Limited	Vice President
Velasco,Christine Ann	Pacific Investment Mgt Co. LLC	Vice President
Velicer,Erik A.	PIMCO Europe Limited	Vice President
Viana,David	PIMCO Europe Limited	Sr. Vice President
von der Linden,Greg	Pacific Investment Mgt Co. LLC	Vice President
Wada,Hiromi	PIMCO Japan Limited	Sr. Vice President
Walenbergh,Mark	PIMCO Europe Limited	Vice President
Walker,Trent W.	Pacific Investment Mgt Co. LLC	Vice President
Walther,Kasten	Germany Fixed Income	Vice President
Ward,Jim	Pacific Investment Mgt Co. LLC	Executive VP
Watchorn,Michael C.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Webster,Duncan Blair	PIMCO Canada Mgmt	Sr. Vice President
Weil,Richard M.	Pacific Investment Mgt Co. LLC	Managing Director
Weinberger,Michele Deborah	Pacific Investment Mgt Co. LLC	Vice President
White,Timothy C.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Whiting,Lori Lynn	Pacific Investment Mgt Co. LLC	Sr. Vice President
Whitton,Bransby M.	PIMCO Asia Pte Ltd	Vice President
Wild,Christian	Germany Fixed Income	Sr. Vice President
Wildforster,Kai	Germany Fixed Income	Vice President
Willemsen,Michael J.	Pacific Investment Mgt Co. LLC	Vice President
Williams III,Charles A	Pacific Investment Mgt Co. LLC	Vice President
Williams,Jason A.	Pacific Investment Mgt Co. LLC	Vice President
Wilner,Mitchell W.	Pacific Investment Mgt Co. LLC	Sr. Vice President
Wilson,John F.	PIMCO Australia Pty. Ltd.	Executive VP
Wilson,Susan L.	Pacific Investment Mgt Co. LLC	Executive VP
Winters,Kevin Michael	Pacific Investment Mgt Co. LLC	Vice President
Witt,Frank	Germany Fixed Income	Sr. Vice President
Wittkop,Andrew T.	Pacific Investment Mgt Co. LLC	Vice President
Wolf,Greggory S.	Pacific Investment Mgt Co. LLC	Vice President
Wong,Tammy Nguyen	Pacific Investment Mgt Co. LLC	Vice President
Wood,George H.	Pacific Investment Mgt Co. LLC	Executive VP
Worah,Mihir P.	Pacific Investment Mgt Co. LLC	Executive VP
Xu,Jianghua	Pacific Investment Mgt Co. LLC	Vice President
Yamamoto,Shinichi	PIMCO Japan Limited	Sr. Vice President
Yang,Jing	Pacific Investment Mgt Co. LLC	Vice President
Yasnov,Vadim Igorevich	Pacific Investment Mgt Co. LLC	Vice President

17

Young,David	Pacific Investment Mgt Co. LLC	Executive VP
Yu,Anna W.	Pacific Investment Mgt Co. LLC	Vice President
Yu,Cheng-Yuan	Pacific Investment Mgt Co. LLC	Executive VP
Yu,Walter	Pacific Investment Mgt Co. LLC	Vice President
Zerner,Mary Alice	PIMCO Europe Limited	Vice President
Zhang,Ji Sheng	Germany Fixed Income	Vice President
Zheng,Yingying	Pacific Investment Mgt Co. LLC	Vice President
Zhu,Changhong	Pacific Investment Mgt Co. LLC	Managing Director
* * *
Transamerica Asset Management, Inc. (“TAM”) (formerly, Transamerica Fund Advisors, Inc.)
     TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is principally engaged in offering investment advisory services. The only businesses, professions, vocations or employments of a substantial nature of John K. Carter, Christopher A. Staples, and Dennis P. Gallagher, directors of TAM, are described in the Statement of Additional Information under the section entitled “Management of the Trust.” Additionally, the following describes the principal occupation of another person who serves as an executive officer of TAM: Karen D. Heburn is Senior Vice President and Treasurer of Transamerica Fund Services, Inc. and other related entities.
* * *
Transamerica Templeton Global VP: Co-Sub-Adviser — Templeton Investment Counsel, LLC (“Templeton”)
     Templeton is located at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394
     Templeton, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394, serves as co-sub-adviser to Transamerica Templeton Global. The executive officers of Templeton are as follows: Donald F. Reed, Chairman & CEO; Gary P. Motyl, President; Madison S. Gulley, Executive Vice President; Gregory E. McGowan, Executive Vice President; Tracy A. Harrington, Sr. Vice President — Institutional Marketing Support; Charles R. Hutchens, Sr. Vice President & Director Client Services; Peter A. Nori, Executive Vice President & Portfolio Manager — Research Analyst; Cindy L. Sweeting, Executive Vice President & Director of Research; Edgerton T. Scott, Sr. Vice President; Antonio Docal, Sr. Vice President; Michael J. Corcoran, Vice President & Controller; Timothy S. Stearns, Chief Compliance Officer; Guang Yang, Sr. Vice President; Craig S. Tyle, Chief Legal Officer; Mark L. Constant, Treasurer; Robert C. Rosselot, Vice President and Secretary.
* * *
Transamerica T. Rowe Price Equity Income VP, Transamerica T. Rowe Price Small Cap VP and Transamerica T. Rowe Price Growth Stock VP: Sub-Adviser — T. Rowe Price Associates, Inc. (“T. Rowe”)
     T. Rowe is located at 100 East Pratt Street, Baltimore, MD 21202. Directors of T. Rowe are: Edward C. Bernard; James A.C. Kennedy; Mary J. Miller; Brian C. Rogers; and David J.L. Warren.
* * *
Transamerica Third Avenue Value VP: Sub-Adviser — Third Avenue Management LLC (“Third Avenue”)
     Third Avenue is a Delaware Limited Liability Company located at 622 Third Avenue, New York, New York, 10017.
     The parent company of Third Avenue is Third Avenue Holdings Delaware LLC, 60% of the interests of which is indirectly owned by Affiliated Managers Group, Inc. and the remaining 40% of which is owned by the senior management of Third Avenue, certain key employees of the sub-adviser and the children of Martin J. Whitman. The officers of Third Avenue are Martin J. Whitman, Co-Chief Investment Officer of Third Avenue; Chairman of Third Avenue Trust; Chairman of Third Avenue Variable Series Trust; Member of the Board of Directors of Danielson Holding Corporation, and Nabors Industries, Inc.; David M. Barse, President and CEO of Third Avenue; President, CEO and Trustee of Third Avenue Trust; Chief Executive Officer of M.J. Whitman LLC, and Director of Danielson Holding Corporation and American Capital Access Holdings, Inc.; Michael T. Carney, Chief Financial Officer of Third Avenue, M.J. Whitman LLC, Third Avenue Trust and Third Avenue Variable Series Trust. Willard J. Hall, General Counsel and Secretary of Third Avenue, Third Avenue Trust, Third Avenue Variable Series Trust and M.J. Whitman LLC.

18

Unless otherwise indicated, each Chief Operating Officer has held the positions listed at Third Avenue or its predecessor for at least the past two years.
* * *
Transamerica Balanced, Transamerica Convertible Securities, Transamerica Equity, Transamerica Growth Opportunities, Transamerica Money Market, Transamerica Science & Technology, Transamerica Small/Mid Cap Value, Transamerica U.S. Government Securities, Transamerica Value Balanced and Transamerica Strategic Selection Fund: Sub-Adviser — Transamerica Investment Management, LLC (“TIM”). TIM is also Co-Sub-Adviser of Templeton Transamerica Global.
     TIM is located at 11111 Santa Monica Boulevard., Suite 820, Los Angeles, California 90025 The officers are Gary U. Rollé, Principal, Managing Director, Chief Investment Officer, Board Member; Michelle E. Stevens, Principal, Managing Director; Heidi Y. Hu, Principal, Managing Director; David W. Lubchenco, Principal, Managing Director; Bradley C. Slocum, Principal, Managing Director; Larry N. Norman, Board Member; Mark Mullin, Board Member, Geoffrey I. Edelstein, Principal, Managing Director, Board Member; Gregory S. Weirick, Principal, Managing Director; Emme Devonish, Vice President, Chief Compliance Officer; Steve Rack, Vice President — Technology; and Travis S. Weimer, Controller.
* * *
Transamerica Van Kampen Mid-Cap Growth VP: Sub-Adviser — Van Kampen Asset Management (“Van Kampen”); Transamerica Van Kampen Large Cap Core VP and Transamerica Van Kampen Active International Allocation VP: Sub-Adviser — Morgan Stanley Investment Management Inc.
     Van Kampen serves as investment adviser to a number of investment companies. The executive officers of the sub-adviser are: Edward C. Wood, III, Managing Director and Chief Administrative Officer of the sub-adviser and Van Kampen; Owen D. Thomas, Managing Director and President; Dennis Shea, Managing Director and Chief Investment Officer — Global Equity Group; J. David Germany, Managing Director and Chief Investment Officer — Global Fixed Income Group; Kenneth Castiglia, Managing Director, Chief Financial Officer and Treasurer; Amy R. Doberman, Managing Director and Secretary; and Mary Ann Piccioto, Executive Director and Chief Compliance Officer. All of these executive officers have no substantial business, profession, vocation or employment other than their positions with the sub-adviser, its subsidiaries and affiliates. The business address of Mr. Wood is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181 — 5555. The address of Messrs. Thomas, Shea and Germany and Ms. Doberman is 522 Fifth Avenue, New York, New York 10036. The address of Mr. Castiglia is 195 Broadway, New York, New York 10007.
Item 27. Principal Underwriter
(a)	Transamerica Capital, Inc. (“TCI”) is the principal underwriter for ATST. TCI, whose address is 4600 South Syracuse Street, Denver, Colorado 80237-2719, currently serves as principal underwriter for the separate accounts of other affiliated Insurance Companies.
(b)	Directors and Officers of TCI:

		Positions and Offices with	Positions and Offices
Name	Location	Underwriter	with Registrant
Robert R. Frederick	(1)	Director, Chief Operations Officer and President	N/A

Mark W. Mullin	(1)	Director	N/A

Lon J. Olejniczak	(1)	Director and Chief Executive Officer	N/A

John T. Mallet	(1)	Director	N/A

Michael Brandsma	(2)	Executive Vice President and Chief Financial Officer	N/A

David R. Paulsen	(2)	Executive Vice President	N/A

19

		Positions and Offices with	Positions and Offices
Name	Location	Underwriter	with Registrant
Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer	N/A

Frank A. Camp	(1)	Secretary	N/A

Linda Gilmer	(1)	Vice President	N/A

Karen D. Heburn	(4)	Vice President	N/A

Dennis P. Gallagher	(4)	Assistant Vice President	Vice President, General Counsel and Secretary

Kyle A. Keelan	(4)	Assistant Vice President	N/A

John Fischer	(4)	Assistant Vice President	N/A

Amy J. Boyle	(4)	Assistant Vice President	N/A

Clifton W. Flenniken, III	(5)	Assistant Vice President	N/A

Christy Post-Rissin	(4)	Assistant Vice President	N/A

Brenda L. Smith	(4)	Assistant Vice President	N/A

Darin D. Smith	(1)	Assistant Vice President	N/A

Arthur D. Woods	(4)	Assistant Vice President	N/A

Tamara D. Barkdoll	(2)	Assistant Secretary	N/A

Erin K. Burke	(1)	Assistant Secretary	N/A

Jeffrey Eng	(6)	Assistant Secrretary	N/A

(1)	4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)	4600 S. Syracuse Street, Suite 1100, Denver, CO 80237-2719

(3)	400 W. Market Street, Louisville, KY 40202

(4)	570 Carillon Parkway, St. Petersburg, FL 33716

(5)	1111 N. Charles Street, Baltimore, MD 21202

(6)	600 S. Highway 169, Suite 1800, Minneapolis, MN 55426
Item 28. Location of Accounts and Records.
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of Transamerica Fund Advisors, Inc. and Transamerica Fund Services, Inc. at their offices at 570 Carillon Parkway, St. Petersburg, Florida 33716, or at the offices of the Fund’s custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02111.
Item 29. Management Services.
Not applicable
Item 30. Undertakings.
Not applicable

20

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, AEGON/Transamerica Series Trust, has duly caused this Post-Effective Amendment No. 71 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the city of St. Petersburg, state of Florida, on the 31st day of January, 2008.

AEGON/TRANSAMERICA SERIES TRUST
By:	/s/ John K. Carter
John K. Carter
President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, this Post-Effective Amendment No. 71 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature and Title		Date

/s/ Leo J. Hill Leo J. Hill*	Trustee	January 31, 2008

/s/ Neal M. Jewell Daniel Calabria*	Trustee	January 31, 2008

/s/ John K. Carter John K. Carter	Trustee	January 3 1, 2008

/s/ Russell A. Kimball, Jr. Russell A. Kimball, Jr.*	Trustee	January 31, 2008

/s/ Eugene M. Mannella Eugene M. Mannella*	Trustee	January 31, 2008

/s/ Norm R. Nielsen Norm R. Nielsen*	Trustee	January 31, 2008

/s/ Joyce Galpern Norden Joyce Galpern Norden, Jr.*	Trustee	January 3 1, 2008

/s/ Patricia Sawyer Patricia Sawyer Jr.*	Trustee	January 31, 2008

/s/ John W. Waechter John W. Waechter*	Trustee	January 31, 2008

/s/ Joseph P. Carusone Joseph P. Carusone Officer	Vic President, Treasurer and Principal Financial Officer	January 31, 2008

/s/ Dennis P. Gallagher * Signed by Dennis P. Gallagher as Attorney-in-fact		January 31, 2008

WASHINGTON, DC 20549
SECURITIES AND EXCHANGE COMMISSION
Exhibits Filed With
Post-Effective Amendment No. 71 to
Registration Statement on
Form N-1A
AEGON/Transamerica Series Trust
Registration No. 033-00507
EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Exhibit 23(q)	Powers of Attorney